SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-82366)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 55

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-08690

Amendment No. 57

MASSMUTUAL PREMIER FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street

Springfield, MA 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Clerk and Chief Legal Officer

MassMutual Premier Funds

1295 State Street

Springfield, MA 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing become effective on November 14, 2011 pursuant to paragraph (b) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective amendment No. 55 to its Registration Statement No. 33-82366 under the Securities Act of 1933 and this Amendment No. 57 to its Registration Statement No. 811-08690 under the Investment Company Act of 1940. This Post-Effective Amendment relates only to the MassMutual Barings Dynamic Allocation Fund. No other information relating to any other series of the Registrant is amended or superceded hereby.

MASSMUTUAL PREMIER FUNDS

This Prospectus describes the following Fund:

Fund Name	Class S	Class Y	Class L	Class A	Class Z
MassMutual Barings Dynamic Allocation Fund	MPBSX	MPBYX	MBGLX	MLBAX	MPBZX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

November 14, 2011

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MassMutual Barings Dynamic Allocation Fund

INVESTMENT OBJECTIVE

The Fund seeks positive total real return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 24 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A
Management Fees (Fund and Cayman Subsidiary)	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%
Other Expenses(1)	.94%	1.03%	1.13%	1.26%	1.26%
Other Expenses of the Cayman Subsidiary	.53%	.53%	.53%	.53%	.53%
Remainder of Other Expenses	.41%	.50%	.60%	.73%	.73%
Acquired Fund Fees and Expenses(1)	.12%	.12%	.12%	.12%	.12%

Total Annual Fund Operating Expenses	1.86%	1.95%	2.05%	2.18%	2.43%
Expense Reimbursement	(.71%)	(.71%)	(.71%)	(.71%)	(.71%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	1.15%	1.24%	1.34%	1.47%	1.72%
(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through February 28, 2013, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.03%, 1.12%, 1.22%, 1.35% and 1.60% for Classes Z, S, Y, L and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Z	$117	$491
Class S	$126	$519
Class Y	$136	$551
Class L	$150	$589
Class A	$740	$1,202

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

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and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing across different asset classes. The Fund invests primarily in individual securities, exchange-traded funds (“ETFs”), and derivatives. The Fund may but will not necessarily engage in foreign currency forward contracts to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio of debt securities, or as a substitute for direct investments); and may purchase and sell options (for hedging purposes, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio of debt securities, or as a substitute for direct investments). Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

Under normal conditions, the Fund will allocate its investments among the following asset classes. With respect to investment in ETFs and exchange-traded notes (“ETNs”), the Fund’s subadviser, Baring International Investment Limited (“Baring”), considers such investments to be within the asset allocation category set forth in the table below if such ETF or ETN invests principally in the type of securities described in such category.

	Allocation Range
Asset Allocation	From	To
Equity and Convertible Securities (directly or through ETFs)	10%	65%
• Developed Market Equity	0%	65%
• Emerging Market Equity	0%	40%
Fixed Income Securities (directly or through ETFs)	10%	80%
• Developed Market Government Bonds	0%	80%
• Emerging Market Government Bonds	0%	15%
• Investment Grade Corporate Credit	0%	40%
• Non-Investment Grade (“Junk” or “High Yield”) Corporate Credit	0%	15%
Property through Real Estate Investment Trusts (“REITs”) and ETFs	0%	30%
Cash on deposit, excluding short term instruments	0%	30%
Alternative Investments through ETFs, ETNs, and other instruments	0%	20%
• Commodities	0%	15%

Baring considers Developed Market Equity securities to be securities of issuers:

•

Which are organized, headquartered, or domiciled in any country included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “EAFE Index”), the United States, and Canada; or

•	Whose principal listing is on a securities exchange in any country included in the EAFE Index, the United States, or Canada.

Baring considers Emerging Market Equity securities to be securities of issuers:

•	Which are organized, headquartered, or domiciled in any country included in the Morgan Stanley Capital International Emerging Markets Index (the “EM Index”); or

•	Whose principal listing is on a securities exchange in any country included in the EM Index; or

•	Which have a substantial portion of their assets in, or derive a substantial portion of their revenues from, any one or more countries included in the EM Index.

Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, and rights and warrants, of issuers of any size. The Fund may also obtain a significant portion or all of its exposure to equity securities through investment in ETFs.

Baring considers Developed Market Government Bonds to include nominal and inflation-linked securities issued or guaranteed by sovereign entities; securities of any supranational entity; or securities of any government agency, regional government, or government sponsored enterprise, that are rated at least Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined to be of comparable quality by the

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subadviser, whether or not they carry any guarantee by a central or federal government entity.

Baring considers Emerging Market Government Bonds to include nominal and inflation-linked securities issued or guaranteed by sovereign entities; or securities of any government agency, regional government, or government sponsored enterprise, that are rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined to be of comparable quality by the subadviser, whether or not they carry any guarantee by a central or federal government entity.

“Corporate Credit” may include debt obligations of any kind of issuer, located anywhere in the world, including, without limitation, debt obligations of private or governmental issuers; mortgage-related and asset-backed securities; bank loans; and short-term investments of any kind.

Normally, 15% or less of the Fund’s total assets will be invested in or provide exposure to below investment grade securities rated Ba1 or below by Moody’s or BB+ or below by Standard & Poor’s, or if unrated, determined to be of comparable quality by the subadviser (using the lower rating) (“junk” or “high yield” bonds). In determining which fixed income securities to purchase for the Fund, Baring generally considers, in addition to credit quality, the maturity, coupon, or duration of the security under consideration. There are no limits with respect to the maturity or duration of the securities held by the Fund. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Baring considers that doing so would be consistent with the Fund’s investment objective.

The Fund may also enter into repurchase agreement transactions.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets, including precious metals, agriculture, energy, livestock, or industrial metals, in a few different ways. The Fund may gain commodities exposure by investing directly in different types of commodity-related instruments, including commodity-related ETNs or ETFs. The Fund may also gain indirect exposure to commodities and commodities-related investments by investing up to 25% of its total assets in a wholly-owned, controlled subsidiary (the “Cayman Subsidiary”), which was formed in the Cayman Islands and is a wholly-owned subsidiary of the Fund, the purpose of which is to invest primarily in commodity-related instruments including ETFs, futures contracts, and options.

In seeking its investment objective, the Fund does not seek to perform relative to any particular benchmark or index of securities. Over time, the Fund aims to outperform consumer inflation in the U.S. as measured by the Consumer Price Index for All Urban Consumers. In selecting investments for the Fund, Baring employs a “top-down” strategic investment philosophy, seeking to identify asset classes and elements within asset classes with the potential to grow faster than inflation. Baring’s investment process is driven by fundamental research and analysis of asset classes, countries, sectors, bonds, and currencies. Baring may sell a security for the Fund if, for example, in its judgment, it achieves a full valuation, is not meeting fundamental expectations, or is no longer consistent with the view Baring has for the economic or investment cycle.

Although Baring may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more underlying ETFs or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

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Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Cayman Subsidiary Risk The Fund’s investments in the Cayman Subsidiary will expose the Fund to the risks associated with that entity’s investments, which are generally the risks of commodities-related investments. The Cayman Subsidiary is not subject to the investor protections of the Investment Company Act of 1940, as amended (the “1940 Act”). Changes in U.S. or Cayman laws could result in the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Exchange Traded Notes Risk ETNs are unsecured debt securities and are subject to credit risk that the issuer will default or will be unable to make timely payments of principal, as well as market risk since the return on an ETN is based on the performance of an underlying index, less fees and expenses. The value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. There may not be an active trading market for these securities.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

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Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset- backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Tax Status Risk The Fund’s ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”); if the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and

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instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The Fund had not began operations as of the date of this Prospectus, and therefore has no performance history. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Baring International Investment Limited

Portfolio Manager:

C. Hayes Miller, CFA is a member of Baring’s Global Equity Group. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Changes to Investment Objectives and Strategies.  The Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) without shareholder approval.

Note Regarding Percentage Limitations.  All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.)

Credit Ratings.  Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. The Fund may retain any security whose rating has been downgraded after purchase.

Duration.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

Temporary Defensive Positions.  At times, the Fund’s investment adviser or subadviser may determine that market conditions make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund’s assets. In implementing these defensive strategies, the Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

Portfolio Turnover.  Changes are made in the Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Fund’s Total Annual Fund Operating Expenses set forth in the fee table but do have the effect of reducing the Fund’s investment return.

Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.  The Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” The Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. The Fund may engage in transactions involving derivatives as part of its principal investment strategies; the disclosures of the principal investment strategies of the Fund include specific references to those derivatives transactions. The Fund may use other derivatives, as well. The Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics (including duration), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more equity securities or foreign currencies. Derivatives transactions may include, by way of example, foreign currency exchange transactions, options, futures

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contracts, interest rate swaps, total return swaps, credit default swaps, and hybrid instruments. Use of derivatives may give rise to investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.

The Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. The Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Risk of Substantial Redemptions.  If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value (“NAV”) per share; in addition, a substantial reduction in the size of the Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of the Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Investment in ETFs.  Many ETFs have received an exemptive order from the Securities and Exchange Commission (“SEC”) providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs that are investment companies, and the Fund’s reliance is conditioned on compliance with certain conditions of the order. See “Risk of Investment in other Funds or Pools” for risks associated with investments in ETFs. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Fund will be limited in the amount it can invest in ETFs that are registered investment companies to: (1) 3% or less of an ETF’s voting shares, (2) an ETF’s shares in value equal to or less than 5% of the Fund’s assets and (3) shares of ETFs in the aggregate in value equal to or less than 10% of the Fund’s total assets.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI.

Additional Information Regarding Principal Risks

The Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Fund is intended to serve as part of a diversified portfolio of investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in the Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on the Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. The Fund could be subject to additional risks (which the Fund has not currently identified as principal risks). Although the Fund strives to reach its stated goals, it cannot offer guaranteed results. You have the potential to make money in the Fund, but you can also lose money. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more underlying ETFs or both.

The SAI contains further information about the Fund, its investments and its related risks.

•	Bank Loans Risk

The risks associated with bank loans are similar to the risks of lower-rated fixed income

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securities, although bank loans are typically senior and secured in contrast to lower-rated fixed income securities, which are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

•	Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

•	Cayman Subsidiary Risk

To the extent it invests in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The commodity-related instruments held by the Cayman Subsidiary generally are subject to the risks of commodities-related investments described below. The Cayman Subsidiary is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Cayman Subsidiary, and the Fund is subadvised, and the Cayman Subsidiary is advised, by Baring. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Cayman Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes Fund shareholders would likely suffer decreased investment returns.

•	Commodities-Related Investments Risk

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•	Convertible Securities Risk

Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities tend to decline as interest rates rise. In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the

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underlying preferred and common stocks. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Credit Risk

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, repurchase agreement, or reverse repurchase agreement, or securities loan or other over-the-counter transaction, will be, or will be perceived to be, unable or unwilling to make timely principal, interest, and/or settlement payments, or otherwise to honor its obligations. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities. Credit risk is particularly significant for Funds to the extent they invest in below investment grade securities. Credit risk is also generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

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•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the relevant assets, rates, or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

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Futures Contract Risk.  A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to

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investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

•	Exchange Traded Notes Risk

ETNs are senior, unsecured, unsubordinated debt securities typically issued by financial institutions. An ETN’s return is based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. An ETN may be held until maturity, at which time the issuer will pay a return based on the performance of the market index to which the ETN is linked less certain fees and expenses. ETNs do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETN’s are subject to the credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders. There may not be an active trading market for these securities.

•	Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

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Extension Risk.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a

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faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk.  The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•	Foreign Investment Risk

Investments in foreign securities entail a variety of risks. Funds investing in foreign securities and instruments may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Some Funds may also invest in foreign securities known as depositary receipts, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•	Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries

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or that region, and could be more volatile than the performance of more geographically diversified funds.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Inflation risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

•	Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed- delivery and forward commitment purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at favorable prices or times. The ability of a Fund to dispose of such illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

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•	Lower-Rated Fixed Income Securities Risk

Lower-rated fixed income securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics. The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. Some lower- rated fixed income securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s abilities to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

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Equity Markets Risk.  Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the

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efforts of a small number of key management personnel.

•	Mortgage- and Asset-Backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk (as described under “Credit Risk” and under “Valuation Risk” and “Liquidity Risk”). Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on

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preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Real Estate Investment Trust Risk

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•	Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

•	Risk of Investment in other Funds or Pools

The Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and ETFs, that are advised by the Fund’s investment adviser or subadviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. The underlying funds may change their investment objectives or policies without the approval of the Fund. If an underlying fund were to change its investment objective or policies, the Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that the Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the underlying fund’s NAV. Private investment pools in which the Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by that Act (including among other things protections against certain conflicts of interest and custodial risks); such investments may be illiquid, may be leveraged, and may be highly volatile.

In managing the Fund, the Fund’s investment adviser or subadviser will have authority to select and substitute underlying funds. The Fund’s investment adviser or subadviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the investment adviser or subadviser or an affiliate, or in a pool managed

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by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund. The Fund’s investment adviser or subadviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to them by some underlying funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. The Fund’s investment adviser or subadviser or an affiliate may receive fees from underlying funds which they advise or subadvise, in addition to fees paid to the investment adviser or subadviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the investment adviser or subadviser have a financial incentive to invest the Fund’s assets in affiliated underlying funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. Furthermore, the investment adviser or subadviser may have an incentive to take into account the effect on an underlying fund in which a Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the underlying fund or pool may or may not be consistent with those of the Fund.

•	Smaller and Mid-Cap Company Risk

Smaller companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may be subject to many of the same risks.

•	Tax Status Risk

The Fund’s ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodity-related instruments or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund’s intention to qualify as a RIC under the Code; if the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See “Taxation and Distributions” below.

•	U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Although Fannie Mae and Freddie Mac are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful.

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Investments in these securities are also subject to interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•	Valuation Risk

Due to the nature of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued at fair value pursuant to guidelines established by the Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. In addition, to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If the Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If the Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Funds bear the risk that the price of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated their fundamental value or that it may take a substantial period of time to realize that value.

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Management of the Fund

Investment Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2010, MassMutual, together with its subsidiaries, had assets under management of approximately $448.3 billion.

The Fund pays MassMutual an investment management fee of .80% of the Fund’s average daily net assets.

A discussion regarding the basis for the Trustees approving the investment advisory contracts of the Fund will be available in the Fund’s semiannual report to shareholders dated April 30, 2012.

The Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee for each share class of the Fund is .0300% for Class Z shares; .1200% for Class S shares; .2200% for Class Y shares; and .3500% for Class L and Class A shares.

Subadviser and Portfolio Manager

MassMutual contracts with the following subadviser to help manage the Fund. Subject to the oversight of the Trustees, MassMutual has the ultimate responsibility to oversee the subadviser and recommend its hiring, termination, and replacement.

Baring International Investment Limited (“Baring”), an indirect wholly-owned subsidiary of MassMutual, located at 155 Bishopsgate, London EC2M-3XY, manages the investments of the Barings Dynamic Allocation Fund. In addition, Baring Asset Management LLC (“BAM LLC”), serves as sub-subadviser to the Fund. BAM LLC is also indirect, wholly-owned subsidiary of MassMutual. Baring is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and BAM LLC, the “BAM Group”). As of September 30, 2011 the BAM Group managed approximately US $43.4 billion on behalf of clients located around the world.

C. Hayes Miller, CFA

is the portfolio manager of the Barings Dynamic Allocation Fund. Mr. Miller has been a member of the Global Equity Group since its inception and has been a member of the Strategic Policy Group (“SPG”) since 2000. SPG is a seven-member team responsible for asset class, country and sector research and scoring for the Fund. Mr. Miller is also chair of SPG Country Sector Sub Group. Mr. Miller joined Baring Asset Management in 1994 as a Portfolio Manager with responsibility for Global Equities. Prior to joining the BAM Group, Mr. Miller worked in international investment research in London and New York.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change subadvisers or hire new subadvisers for a number of the series of MassMutual Premier Funds (the “Trust”) from time to time without obtaining shareholder approval (In the absence of that exemptive relief, shareholder approval might otherwise be required). Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a subadviser in a quick, efficient and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to the Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MassMutual will not rely on this authority for the Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to the Fund.

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About the Classes of Shares – Class Z, S, Y, L and A Shares

The Fund offers five Classes of shares: Class Z, Class S, Class Y, Class L and Class A shares. Class A shares have up-front sales charges. Only Class A shares charge Rule 12b-1 fees.

All Classes of the Fund may not be available in every state. Currently, only Class A shares of the Fund are available in Montana, Nebraska, and New Hampshire.

Class Z, Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this Prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of the Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Each Class of shares of the Fund may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $25 million for Class Z shares, $50 million for Class S shares, $5 million for Class Y shares and $1 million for Class L shares.

Class Z shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $25 million.

Class S shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Class Y shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Class L shares may also be purchased by:

•	Other institutional investors with assets generally in excess of $1 million.

Class A shares may also be purchased by:

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

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Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services. There is no minimum plan or institutional investor size to purchase Class A shares.

Class A shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Fund, MassMutual and its affiliates and retirement plans established by them for their employees.

Sales Charges by Class

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) /
Front-End Sales Charge (As a Percentage of Net Amount
Invested) / Concession (As a Percentage of Offering Price) for
Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000-$249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000-$499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000-$999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Fund’s “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one series of the Trust subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of series of the Trust you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased shares.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased

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and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other series of the Trust that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/funds.

There is an initial sales charge on the purchase of Class A shares of each series of the Trust except MassMutual Premier Money Market Fund.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the series of the Trust aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in NAV over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other series of the Trust. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the series whose shares you acquire. Similarly, if you acquire shares of a series by exchanging shares of another series that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired series.

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Sales Charge Waivers by Class

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the series of the Trust.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A Contingent Deferred Sales Charges

The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

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•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

Distribution Plans and Payments to Intermediaries

Shareholder and Distribution Fees.  Class Z, S, Y, and L shares of the Fund are purchased without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund. Class Z, S, Y and L shares do not have deferred sales charges or any Rule 12b-1 fees. Class A shares are sold at NAV per share plus an initial sales charge.

Distribution and Service (Rule 12b-1) Fees.  The Fund has adopted a Rule 12b-1 Plan for Class A shares of the Fund.

Under the Class A Rule 12b-1 Plan, the Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of the Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Class A Rule 12b-1 Plan for service fees will be paid to MassMutual, through the Distributor, and compensation under the Plan for distribution fees will be paid to the Distributor. MassMutual and the Distributor may retain a portion of these fees or may pay the full amount to brokers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may not be more than 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .35% of the amount invested to intermediaries who provide services on behalf of Class Z, Class S, Class Y, Class L or Class A shares. This compensation is paid by MassMutual from its own assets. The payments on account of Class Z, Class S, Class Y, Class L or Class A shares will be based on criteria established by MassMutual. In the event that amounts paid by the Fund to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class Z, Class S, Class Y or Class L shares, the Fund has adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Fund under these plans. Compensation paid by the Fund to brokers or other intermediaries for providing services on account of Class A shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class Z, Class S, Class Y, Class L or Class A shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of shares of the Fund or certain of MassMutual’s variable annuity contracts for which the Fund is an underlying investment option.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

–  27  –

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•

Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Fund, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Fund or any contract using the Fund as an investment option. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming and Exchanging Shares

The Fund sells its shares at a price equal to its NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. If you purchase shares through an intermediary, then, in order for your purchase to be based on the Fund’s next determined NAV, the intermediary must receive your request before the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), and the intermediary must subsequently communicate the request properly to the Fund. The Fund will suspend selling its shares during any period when the determination of NAV is suspended. The Fund can reject any purchase order (generally within one Business Day) and can suspend purchases if it is in its best interest. A “Business Day” is every day the NYSE is open.

The Fund redeems its shares at its next NAV computed after your redemption request is received by the transfer agent, MassMutual or another intermediary. If you redeem shares through an intermediary, then, in order for your redemption price to be based on the Fund’s next determined NAV, the intermediary must receive your request before the close of regular trading on the NYSE, and the intermediary must subsequently communicate the request properly to the Fund. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of the Fund for the same class of shares of another series of the Trust. An exchange is treated as a sale of shares in one series and a purchase of shares in another series at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into any series (except the MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund and MassMutual Premier International Bond Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving the same series within the last 60 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Fund may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	the Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

–  28  –

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Fund reserves the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Fund does not accept purchase, redemption or exchange orders or compute its NAV on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Fund does not accept orders or price its shares. As a result, the NAV of the Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Frequent Trading Policies

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund discourages, and does not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account- related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

Determining Net Asset Value

The NAV of the Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last

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reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Fund’s Valuation Committee in accordance with procedures approved by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the Business Day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next day the NYSE is open. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fund’s Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees.

The Fund’s valuation methods are more fully described in the SAI.

Taxation and Distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments, including without limitation, direct investments in commodities and commodity-related instruments. As a regulated investment company, the Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, if the Fund fails to distribute at least 98% of its ordinary income for a

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calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) plus any retained amount from the prior year, it generally will be subject to a non-deductible 4% excise tax on the undistributed amount.

Certain investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from the Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of the Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income whether received in cash or additional shares. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends reported as capital gain dividends (relating to gains from the sale of capital assets held by the Fund for more than one year) are taxable as long-term capital gains in the hands of an investor whether distributed in cash or additional shares. For taxable years beginning before January 1, 2013, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. It is currently unclear whether the special tax treatment of qualified dividend income and the long-term capital gain rate reduction will be extended for taxable years beginning on or after January 1, 2013.

The nature of the Fund’s distributions will be affected by its investment strategies. A fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

The Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). The Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. Distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from an exchange or redemption of an investor’s shares in the Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays directly or, under certain circumstances, indirectly through its investments in ETFs or other investment companies that are regulated investment companies for U.S. federal income tax purposes. If the Fund makes this election, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a

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deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations.

In addition, the Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Dividends (other than capital gain dividends) paid by the Fund to a person who is not a “United States person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2012, the Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund. The Fund, however, does not intend to report the portion of its distributions that would qualify as interest-related or short-term capital gain dividends. Capital gain dividends generally will not be subject to withholding.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, “qualifying income”). Direct investment in commodities and certain commodity-related instruments generally do not, under published Internal Revenue Service (“IRS”) guidance, produce qualifying income. The Fund generally intends to gain exposure to the commodities markets through investments that give rise to qualifying income, by investing directly in commodity-related instruments that the Fund believes give rise to qualifying income, or indirectly through its investments in the Cayman Subsidiary, which, in turn, would invest in commodity-related instruments. The Cayman Subsidiary intends to operate itself in such a manner that the 90% qualifying income requirement in respect of the Fund is satisfied. See “Tax Status Risk” above for further discussion of potential tax-related risks of the Fund’s investing in these types of products.

It is expected that the Cayman Subsidiary generally will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation for U.S. federal tax purposes, and the Fund will be required to include in its income annually amounts earned by the Cayman Subsidiary during that year, regardless of whether such income is distributed by the Cayman Subsidiary to the Fund. Gains from the sales of investments by the Cayman Subsidiary will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in income by the Fund. Furthermore, the Fund will be required to distribute the Cayman Subsidiary’s income annually to its shareholders in order to avoid any tax liability at the Fund level and continue to be treated as regulated investment company, whether or not the Cayman Subsidiary makes a distribution to the Fund during the taxable year. As a result, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to meet these distributions requirements.

The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in the Fund could have on their own tax situations, including possible federal, state, local and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Performance for Similar Accounts

Similar account performance for Baring is provided solely to illustrate Baring’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the Fund. The Fund’s performance would have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of Baring is no indication of future performance of the Fund. In addition, private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Fund, as a registered mutual fund, is subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

MassMutual Barings Dynamic Allocation Fund

Baring Average Annual Total Returns for Similar Accounts*

The table compares Baring’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods, and a secondary benchmark that measures the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The performance does not represent the historical performance of the MassMutual Barings Dynamic Allocation Fund and should not be interpreted as being indicative of the future performance of the Fund.

	(10/1/10 Through 9/30/11)		Since Inception (7/1/10 Through 9/30/11)
Baring Composite
Class S		3.64%	9.67%
Class Y		3.54%	9.56%
Class L		3.41%	9.42%
Class A	-	2.78%	4.10%
Class Z		3.73%	9.76%

MSCI World Index (reflects no deduction for fees or expenses)	-	4.35%	7.00%
CPI-U** (reflects no deduction for fees, expenses or taxes)		3.87%	3.26%

* Performance shown is a composite of all portfolios managed by Baring with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The composite performance is provided solely to illustrate Baring’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Baring is not indicative of future performance of the Fund.

** Returns shown for the consumer price index are based on data provided by the U.S. Bureau of Labor Statistics as of September 15, 2011, which is subject to change.

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Index Descriptions

The Consumer Price Index for All Urban Consumers (CPI-U) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

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MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Fund

You can learn more about the Fund by reading the Fund’s Annual and Semiannual Reports, when they become available, and the SAI. You may obtain free copies of this information from the Fund or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the Report and a listing of the Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Fund and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds:  You may request information about the Fund free of charge (including the Annual/Semiannual Reports, when they become available, and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC:  You may review and copy information about the Fund (including the Annual/Semiannual Reports, when they become available, and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund’s SEC file number: 811-08690.

MASSMUTUAL PREMIER FUNDS

1295 STATE STREET

SPRINGFIELD, MASSACHUSETTS 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL PREMIER FUNDS (THE “TRUST”) DATED NOVEMBER 14, 2011, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). TO OBTAIN A PROSPECTUS, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Fund:

Fund Name	Class S	Class Y	Class L	Class A	Class Z
MassMutual Barings Dynamic Allocation Fund	MPBSX	MPBYX	MBGLX	MLBAX	MPBZX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated November 14, 2011

GENERAL INFORMATION

MassMutual Premier Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following series of the Trust: MassMutual Barings Dynamic Allocation Fund (“Dynamic Allocation Fund” or the “Fund”). Currently, the Trustees have authorized a total of twenty-one separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time (the “Declaration of Trust”). The investment adviser for the Fund is Massachusetts Mutual Life Insurance Company (“MassMutual”). The subadviser for the Fund is Baring International Investment Limited (“Baring”), located at 155 Bishopsgate, London EC2M-3XY. Baring is an indirect subsidiary of MassMutual.

ADDITIONAL INVESTMENT POLICIES

The Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of the Fund may not be changed without the vote of a majority of the Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

The following discussion elaborates on the presentation of the Fund’s investment policies contained in the Prospectus. Unless otherwise specified, the Fund may engage in the investment practices and techniques described below to the extent consistent with the Fund’s investment objective and fundamental investment restrictions. The Fund will not necessarily utilize all or any of these practices and techniques at any one time. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the Fund may invest, reference should be made to the Appendix.

The Fund seeks to achieve its investment objective in part by investing in a combination of ETFs using an asset allocation strategy. In managing their portfolios of investments, the ETFs may purchase various securities, investment related instruments and make use of various investment techniques, including, but not limited to, those described below. Except as otherwise stated, references in this section to “the Funds,” “each Fund” or “a Fund” may relate to the Fund, one or more ETFs, or both.

Investments in the Cayman Subsidiary

The Fund may attempt to earn qualifying income under applicable tax rules from commodities and commodities-related investments by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary, (the “Cayman Subsidiary”), which seeks to invest primarily in commodity-related instruments. Baring, the Fund’s subadviser, is the adviser for the Cayman Subsidiary. The Cayman Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. The Cayman Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Cayman Subsidiary, and shares of the Cayman Subsidiary are not sold or offered to other investors.

The Cayman Subsidiary is expected to invest primarily in commodity-related instruments. Baring serves as investment adviser to the Cayman Subsidiary and State Street Bank and Trust Company provides administrative services. The Cayman Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Cayman Subsidiary will be consolidated with the Trust’s Annual and Semiannual Reports provided to shareholders. The Trust’s Annual and Semiannual Reports are distributed to shareholders.

The Cayman Subsidiary is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Cayman Subsidiary, and the Fund and the Cayman Subsidiary are subadvised and advised, respectively, by Baring. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Cayman Subsidiary, and the Fund’s role as sole shareholder of the Cayman Subsidiary.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Cayman Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely experience decreased investment returns. However, the Cayman Subsidiary has applied for and received an undertaking from the Governor-in-Cabinet of the Cayman Islands that provides that, in accordance with section 6 of the Tax Concessions Law (1999 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains, or appreciations shall apply to the Cayman Subsidiary or its operations and, in addition, that no tax to be levied on profits, income, gains, or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures, or other obligations of the Cayman Subsidiary, or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Cayman Subsidiary to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Cayman Subsidiary.

See “Taxation” below for a discussion of special U.S. federal income tax considerations related to the Fund’s investment in the Cayman Subsidiary.

Commodity-Related Instruments. The Cayman Subsidiary may invest in instruments that provide exposure to, and are subject to the risks of, investments in commodities. These may include futures contracts, options, swaps, asset-based securities and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, electricity, steel, timber, agricultural products, precious metals (e.g., gold, silver, platinum and palladium), livestock, industrial metals and other resources. In addition, the Cayman Subsidiary (or the Fund) may invest in companies principally engaged in commodities industries and companies with significant exposure to commodities markets or investments in commodities and through these investments may be exposed to the risks of investing in commodities.

Specific commodities, and commodities in general, have at times been subject to high degrees of price volatility over short periods of time and, commodity values may be affected by, among other things, unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries; energy conservation; changes in the costs of discovering, developing, refining, transporting and storing commodities; the success of commodity exploration projects; tax and other government regulations; temporary or long term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity; and

natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. In addition, commodity prices may experience high degrees of volatility in response to actual or anticipated changes in economic and market conditions generally. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by Baring. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Asset-Based Securities

A Fund may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the investment adviser or subadviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Capital Securities

Certain of the Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Borrowings

The Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as future contracts) and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash and Short-Term Debt Securities

Money Market Instruments Generally. A Fund may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which a Fund may invest are described below.

Bank Obligations. A Fund may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

A Fund may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments and Temporary Investments. A Fund may hold cash or cash equivalents or invest in high quality money market instruments on an ongoing basis, among other reasons, to provide for expenses, to provide liquidity when there is an unexpected level of shareholder purchases or redemptions and so that an orderly investment program may be carried out in accordance with a Fund’s investment policies. In addition, in adverse market conditions, a Fund may invest in these short term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

Commercial Paper and Short-Term Corporate Debt Instruments. A Fund may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Concentration Policy

For purposes of the Fund’s concentration limitation as disclosed in this SAI, the Fund applies such policy to direct investments in the securities of issuers in a particular industry, as determined by the Fund’s investment adviser or subadviser. The Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Derivatives

General. Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—

for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or a position in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

The Funds may also engage in non-deliverable forward transactions to manage currency risk as well as to gain exposure to a currency, whether or not the Fund owns securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty to buy or sell a specified amount of a particular currency at an agreed upon foreign exchange rate on a future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any difference between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. When currency exchange rates do not move as anticipated, a Fund could sustain losses on the non-deliverable forward transaction. This risk is heightened when the transactions involve currencies of emerging market countries.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements. A Fund may invest in currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Margin Payments. When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Financial Futures Contracts and Related Options. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity risks. Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps. A Fund may enter into swap transactions for any purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options. A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put options. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options. A Fund may purchase or sell over-the-counter (“OTC”) options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights are similar to warrants except that they typically have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may also invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Some Funds may make indirect investment in foreign equity securities, through international warrants, local access products, participation notes or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

A Fund may invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. Some Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of derivative in which it might invest for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities

(collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but present an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured Investments

A structured investment typically involves the buyout by a financial institution of one or more securities or other assets (the “underlying instruments”) with a specially created corporation or trust, which in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Securities. Certain Funds may invest in commodity-linked structured securities to gain exposure to commodities markets. Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities.

Credit-Linked Securities. Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, Forward Commitment, and Standby Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange-Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time the Fund would continue to pay its own management fees and other expenses. Investments in ETFs are subject to the limitations applicable to investments in other investment companies discussed below.

The Fund may enter into an agreement with certain ETFs pursuant to SEC exemptive orders obtained by the ETFs and on which the Fund may rely. These agreements and orders also may require the Adviser to vote the Fund’s ETF shares in proportion to votes cast by other ETF stockholders.

Exchange Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities typically issued by financial institutions. An ETN’s return is based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. An ETN may be held until maturity, at which time the issuer will pay a return based on the performance of the market index to which the ETN is linked less certain fees and expenses. ETNs do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value (“NAV”), but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

A Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, a Fund may convert U.S. dollars into foreign currency.

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

The Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable (including securities whose disposition is restricted by contract or under federal securities laws), including, generally, securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the values ascribed to them by the Fund. The Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Fund may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board, the investment adviser and/or the subadviser, if such determination by the investment adviser or subadviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment adviser or subadvisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Index-Related Securities (Equity Equivalents)

A Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

IPOs and Other Limited Opportunities

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P or Moody’s does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “lower-rated debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other lower-rated debt securities.)

Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of lower-rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue lower-rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of lower-rated debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for lower-rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. The conservatorship has no specified termination date. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

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Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•

Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•

Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. A fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. The Fund may enter into an agreement with certain investment companies pursuant to SEC exemptive orders obtained by the investment companies and on which the investment companies may rely to invest in excess of these limits. These agreements and orders also may require the Adviser to vote the Fund’s shares of such investment companies in proportion to votes cast by other stockholders of such investment companies. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Fund’s investment adviser or subadviser, and subject to the Fund’s investment restrictions set forth in its Prospectus and this SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time the Fund would continue to pay its own management fees and other expenses. This section shall not prevent a fund from investing its assets in money market funds in compliance with the 1940 Act.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management

The Funds’ investment adviser and subadvisers use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Fund may pay brokerage commissions to affiliates of one or more affiliates of the Fund’s investment adviser or subadvisers.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Fund, the Fund expects to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of the Fund will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the investment adviser or subadviser currently anticipates for the Fund. Portfolio turnover involves brokerage commissions and other transaction costs, which the Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates will be shown in the “Financial Highlights” section of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Fund’s investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities. A Fund may enter into reverse repurchase agreements without limit up to the amount permitted under applicable law.

Securities Lending

A Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value, although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pay various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

The investment of cash collateral delivered by a borrower pursuant to a loan is at the sole risk of the Fund in most cases. Investment of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

U.S. Government Securities

A Fund may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which a Fund may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Fund, including a majority of Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Fund to the Fund’s investment adviser, subadviser, or any of their affiliates who provide services to the Fund, which by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Fund’s policies and procedures are described below. The Fund’s portfolio holdings information may not be disseminated for compensation. Any exceptions to the Fund’s policies and procedures may be made only if approved in writing by the Fund’s Principal Executive Officer and the Fund’s Chief Compliance Officer as being in the best interests of the Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Fund’s Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of the Fund’s shareholders and appropriately address the potential for conflicts between the interests of the Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Fund, the Fund’s investment adviser and subadviser are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser’s policies, procedures and/or processes are reasonably designed to comply with the Fund’s policies and procedures in this regard.

Public Disclosures

The Fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) no later than 70 days after the end of the applicable quarter and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Fund’s Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. The Fund’s annual and semiannual reports are also mailed to shareholders no later than 60 days after the end of the applicable quarter.

The Fund’s most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/funds no earlier than 30 days after the end of each of these respective months.

In addition, the Fund’s top ten holdings are made available in quarterly reports on http://www.massmutual.com/funds as soon as possible after each calendar quarter-end. The Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Fund’s Principal Executive Officer and the Fund’s Chief Compliance Officer as being in the best interests of the Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Fund, and to the extent permitted under the 1933 and 1940 Acts, the Fund, the Fund’s investment adviser and subadviser may distribute (or authorize the Fund’s custodian to distribute) information regarding the Fund’s portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Fund. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Fund, be required to maintain confidentiality of the information disclosed. These service providers include the Fund’s custodian and sub-administrator (State Street Bank and Trust Company), the Fund’s independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Fund, MassMutual or the Fund’s subadviser, and any pricing services employed by the Fund.

The Fund or the Fund’s investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as volatility, turnover, and expenses) compared with those of peer funds. In addition, the Fund, the Fund’s investment adviser or subadviser may also distribute (or authorize the Fund’s custodian to distribute) information regarding the Fund’s portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities or operations of the Fund. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon; and (ii) if the Fund’s Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders. The information distributed is limited to the information that the Fund, MassMutual or the subadviser believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUND

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

The following is a description of certain fundamental restrictions on investments of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of the Fund. The Fund may not:

(1) purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) purchase commodities or commodity contracts, except that the Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4) participate in the underwriting of securities, except to the extent that the Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7) concentrate its investments in any one industry, as determined by the Board, and in this connection the Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b) There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

In accordance with such policies, the Fund may not:

(1) sell securities short, but reserves the right to sell securities short against the box.

(2) invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the subadviser pursuant to Board approved guidelines.

(3) to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (2) above, if there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate steps, as deemed necessary, to protect liquidity.

None of the foregoing will limit the investment by the Fund in any subsidiary of the Fund. The Fund currently expects that it will consider the investments of the Cayman Subsidiary to be investments of the Fund directly for purposes of meeting any applicable limitations on the Fund’s investments in any single industry and for purposes of determining its compliance with the diversification requirements under the 1940 Act; in addition, to the extent the Cayman Subsidiary borrows money, the Fund will consider such borrowings to be borrowings by the Fund directly for purposes of meeting any express limitation on the ability of the Fund to borrow money. Notwithstanding the foregoing investment limitations, the ETFs in which the Fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

MANAGEMENT OF THE TRUST

The Trust has a Board comprised of five Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Fund, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadviser to the Fund, respectively, MassMutual and Baring may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations and other principal business affiliations during the past five years.

The Board has appointed an Independent Trustee Chairman of the Trust. The Chairman presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairman participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers and independent legal counsel, between meetings. The Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has established the four standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews it leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

Independent Trustees

Nabil N. El-Hage	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 53
Trustee since 2003
Trustee of 32 portfolios in fund complex

Consultant (since 2010); Senior Associate Dean for External Relations (2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2010), Professor of Management Practice (2005-2009), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

(1)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital, an indirect subsidiary of MassMutual.

Maria D. Furman	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 57
Trustee since 2004
Trustee of 32 portfolios in fund complex

Retired; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 60
Trustee since 2004
Trustee of 32 portfolios in fund complex

Retired; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation; Director (2002-2007), Playtex Products, Inc.; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Interested Trustee

Elaine A. Sarsynski[2]	Vice Chairperson and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 56
Trustee since 2011
Trustee of 98 portfolios in fund complex

Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Principal Officers

Michael C. Eldredge 1295 State Street Springfield, MA 01111 Age: 47 Officer since 2009 Officer of 98 portfolios in fund complex	Vice President of the Trust

Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).

(2)	Ms. Sarsynski is an “Interested Person,” as that term is defined in the 1940 Act, through her employment with MassMutual.

Andrew M. Goldberg 1295 State Street Springfield, MA 01111 Age: 45 Officer since 2004 Officer of 98 portfolios in fund complex	Vice President, Clerk and Chief Legal Officer of the Trust

Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino	Chief Financial Officer and Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age: 46
Officer since 2006
Officer of 98 portfolios in fund complex

Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman	Vice President and Chief Compliance Officer of the Trust
1295 State Street
Springfield, MA 01111
Age: 47
Officer since 2007
Officer of 98 portfolios in fund complex

Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma	President of the Trust
1295 State Street
Springfield, MA 01111
Age: 45
Officer since 2006
Officer of 98 portfolios in fund complex

Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

The President, Treasurer and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Nabil N. El-Hage—As a former CEO or CFO of various public companies, Mr. El-Hage has experience with financial, regulatory and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Maria D. Furman—As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory and operational issues. She also has served as an audit and investment committee member and a director, treasurer and investment committee chair for environmental, educational and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

C. Ann Merrifield—As trustee of a healthcare organization and a former partner of a consulting firm and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory and operational issues. She also has served as an audit committee member for a manufacturing company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Elaine A. Sarsynski—As an executive of a financial services company and a director of a number of its subsidiaries with over 25 years of financial services experience, Ms. Sarsynski has experience with financial, regulatory and operational issues. She also has experience managing government and municipal activities and offering consulting services to the real estate industry. Ms. Sarsynski has FINRA Series 7 and 24 registrations and holds a BA from Smith College in economics and a MBA in finance and accounting from Columbia University.

Board Committees and Meetings

The full Board met five times during the fiscal year ended October 31, 2011.

Audit Committee. The Trust has an Audit Committee, comprised of Trustees who are not “interested persons” of the Trust. Currently, Mr. El-Hage, Ms. Merrifield and Ms. Furman are members of the Audit Committee. The Audit Committee, pursuant to a Charter adopted by the Board, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trust’s independent registered public accounting firm; acts as liaison between the Trust’s independent registered public accounting firm and the full Board and provides immediate access for the Fund’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. The Audit Committee met five times during the fiscal year ended October 31, 2011.

Nominating and Independent Trustees’ Matters Committee. The Trust has a Nominating and Independent Trustees’ Matters (“Nominating”) Committee, comprised of each Trustee who is not an “interested person” of the Trust. The Nominating Committee, pursuant to a Charter adopted by the Board (a) identifies individuals qualified to become Independent Trustees of the Trust’s Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) reviews and makes recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer; and (ii) monitors the independence of legal counsel for the Independent Trustees. The Nominating Committee held three meetings during the fiscal year ended October 31, 2011.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Shareholder Candidate”); (B) class or the series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Clerk of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the name of the Fund, and any relevant information regarding their Fund holdings. Except as provided below, the Clerk shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Clerk determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Clerk will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Clerk may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Clerk will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Governance Committee. The Trust has a Governance Committee, comprised of Ms. Sarsynski, Ms. Furman and Ms. Merrifield. The Governance Committee, pursuant to a Charter adopted by the Board, develops, recommends to the Board, and periodically reviews, as needed, guidelines on corporate governance matters. The Governance Committee held two meetings during the fiscal year ended October 31, 2011.

Valuation Committee. The Trust has a Valuation Committee, comprised of the President, Treasurer, Assistant Treasurers, Vice Presidents, Clerk and Assistant Clerks of the Trust. The Valuation Committee, pursuant to a Charter adopted by the Board, determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Fund’s investment adviser and administrator, MassMutual, has primary responsibility for the Fund’s risk management on a day-to-day basis as part of its overall responsibilities. The Fund’s subadviser is primarily responsible for managing investment risk as part of its day-to-day investment management responsibilities, as well as its own operational risks. The Fund’s investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Fund and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Fund’s investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of the Fund, the financial performance of the Fund, overall market and economic conditions, and legal and regulatory developments that may impact the Fund. The Fund’s Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Fund, the Fund’s investment adviser and subadviser, and the Fund’s other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Fund’s compliance program assessments. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee or the Fund’s Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Fund’s Chief Compliance Officer, the investment adviser, other service providers and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Fund’s independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Fund. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Fund. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of the Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2010.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Nabil N. El-Hage	None	$10,001–$50,000
Maria D. Furman	None	$10,001–$50,000
C. Ann Merrifield	None	None
Interested Trustee
Elaine A. Sarsynski	None	None

The Fund will commence operations on or following the date of this SAI, and, therefore, the Trustees and officers of the Trust, individually and as a group, do not beneficially own any of the outstanding shares of any class of any of the Fund as of the date of this SAI.

To the knowledge of the Trust, as of December 31, 2010, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Fund.

Trustee Compensation

Except as noted below, the Trust pays each Trustee who is not an officer or employee of MassMutual or the Fund’s subadviser, a fee for his or her services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2011 are shown below. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board, currently 4.74%.

Name of Trustee	Aggregate Compensation from Trust[1]	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Nabil N. El-Hage	$108,800	N/A	$177,800
Maria D. Furman	N/A	$83,883	142,934
C. Ann Merrifield	64,900	N/A	112,000
Corine T. Norgaard*	33,000	N/A	100,250
Frederick C. Castellani**	21,450	N/A	37,375

(1)	Includes an annual retainer payable to each Trustee who is not an officer or employee of MassMutual or the Trust’s subadvisers of $30,000 and a per meeting attendance fee of $6,000 per non-telephonic meeting attended in-person, or $3,000 per non-telephonic meeting attended by telephone, or $1000 per telephonic meeting attended. Those Trustees who serve on a committee of the Trust are paid an additional fee of $700 per meeting attended, and committee chairpersons receive an additional annual retainer of $5000. The Chairman of the Board receives an additional annual retainer of $40,000.
*	Resigned as of April 30, 2011.
**	Retired as of February 28, 2011.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser

MassMutual serves as investment adviser to the Fund pursuant to an Investment Management Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Under the Advisory Agreement, MassMutual is obligated to provide for the management of the Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Fund pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).

The Management Agreement with the Fund may be terminated by the Board or by MassMutual without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Management Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the Fund, and in either case by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Main Street Small/Mid Cap Fund, MassMutual Premier Small/Mid Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund and MassMutual Premier Strategic Emerging Markets Fund, which are series of the Trust, MassMutual Select PIMCO Total Return Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select NASDAQ-100® Fund, MassMutual Select Focused Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, MassMutual RetireSMARTSM 2050 Fund, MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, and MassMutual RetireSMARTSM Growth Fund, which are series of MassMutual Select Funds, an open-end management investment company; MML Large Cap Value Fund, MML Equity Index Fund, MML NASDAQ-100® Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund, MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund, MML Equity Income Fund, MML Foreign Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Index Fund, MML Small/Mid Cap Value Fund, MML Small Company Value

Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds® Growth Fund, MML American Funds® International Fund and MML American Funds® Core Allocation Fund, MML Fundamental Value Fund and MML PIMCO Total Return Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Money Market Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Short-Duration Bond Fund, MML High Yield Fund, MML Small/Mid Cap Equity Fund, MML Strategic Emerging Markets Fund and MML China Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of the Fund, pays MassMutual an investment advisory fee monthly, at an annual rate of .80% of the average daily net assets of the Fund.

Affiliated Subadvisers

Baring is an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., which is wholly-owned by MassMutual Holding LLC, a controlled subsidiary of MassMutual. In addition, Baring Asset Management LLC (“BAM LLC”) serves as sub-subadviser for the Fund. BAM LLC is also an indirect, wholly-owned subsidiary of MassMutual. The appointment of BAM LLC as a sub-subadviser to each Fund does not relieve Baring of any obligation or liability to the Fund that it would otherwise have pursuant to investment subadvisory agreement between MassMutual and Baring with respect to the Fund, and any and all acts and omissions of BAM LLC in respect of the Fund shall be considered the acts and omissions of Baring.

MassMutual will pay Baring a subadvisory fee equal to an annual rate of .60% of the average daily net assets of the Fund. For services provided by BAM LLC under the sub-subadvisory agreement, Baring will pay BAM LLC an amount to be determined by Baring and BAM LLC from time to time, such amount not to exceed the amount paid by the Fund to Baring under the Fund’s subadvisory agreement.

Organization and Management of the Cayman Subsidiary

The Fund may gain exposure to certain commodities-related investments by investing up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary expects to invest primarily in commodity-related instruments.

The Cayman Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located in the Cayman Islands. The Cayman Subsidiary’s affairs are overseen by its own board of directors. Baring serves as investment adviser to the Cayman Subsidiary. State Street Bank and Trust Company (“State Street”) provides administrative services to the Cayman Subsidiary. The Cayman Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Trust, on behalf of the Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Fund, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to the Administrative Services Agreement. The Trust, on behalf of the Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund which is .3500% for Class A shares; .3500% for Class L shares; .1200% for Class S shares; .2200% for Class Y shares and .0300% for Class Z shares. MassMutual has entered into a sub-administration agreement with State Street. As sub-administrator, State Street assists in many aspects of fund administration and is compensated by MassMutual for providing administrative services to the Fund.

THE DISTRIBUTOR

The Fund’s shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 23, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Fund. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of October 29, 2004. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Fund or with other marketing or administrative services with respect to the Fund. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Fund sold to, or held by, customers of the firm.

CLASS A DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A shares of the Fund, a Distribution and Service Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Class A Plan for the Fund on October 14, 2011. Under the terms of the Class A Plan, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund, respectively, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A shares, preparing, printing and delivering prospectuses and reports for other than existing Class A shareholders, providing facilities to answer questions from other than existing Class A shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who prepare, print and deliver prospectuses and shareholder reports to Class A shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who issue account statements to Class A shareholders; who furnish shareholder sub-accounting; who forward communications from the Fund to Class A shareholders; who render advice regarding particular shareholder account options offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

The Plan provides that it may not be amended to materially increase the costs which Class A shareholders may bear under the Plan without the approval of a majority of the outstanding Class A shares of the Fund.

The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. The Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Fund’s investments (the “Custodian”) and is the Fund’s transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Fund’s securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts, 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor and Baring have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Fund’s subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under the Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the subadviser may cause the Fund to pay a broker-dealer that provides brokerage and research services to the subadviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The subadviser may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow the subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Research provided by brokers is used for the benefit of all of the subadviser’s clients and not solely or necessarily for the benefit of the Trust. The subadviser attempts to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the subadviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of the Fund to MassMutual will not be reduced as a consequence of the subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined, provided that the subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to the subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the subadviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of its subadviser to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Cayman Subsidiary follows the same brokerage practice as does the Fund.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Fund. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994, as amended. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for the Fund ends on October 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of each series are transferable and have no preemptive, subscription or conversion rights. Shares of each series are entitled to dividends as declared by the Trustees. In the event of liquidation of a series, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging to the series, the remaining assets belonging to the series ratably among the holders of outstanding shares of the series. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 21 series, each of which is described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to 5 classes of shares for each series of the Trust: Class A Shares, Class L Shares, Class N Shares, Class S Shares and Class Y Shares. The Trustees have also authorized a sixth class of shares for the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Focused International Fund, and Strategic Emerging Markets Fund series of the Trust and for the Fund: Class Z Shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.

The Trustees may also, without shareholder approval, combine two or more existing series or classes into a single series or class.

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders of such series. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of each series entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees, the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual series on all matters, unless otherwise required by the 1940 Act or other applicable law or as specifically required under the Declaration of Trust or Bylaws or as otherwise determined by the Trustees. A separate vote will be taken by each series on matters affecting that series, as determined by the Trustees. For example, a change in a fundamental investment policy for a series would be voted upon only by shareholders of that series. In addition, a separate vote will be taken by the applicable class of a series on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each series have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders or as otherwise required by applicable law or regulation. Each Trustee serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate.

No amendment may be made to the Declaration of Trust without an affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the name of the Trust or to cure technical problems in the Declaration of Trust; (ii) to establish and designate new series or classes of Trust shares; or (iii) to add, delete, replace or otherwise modify any provisions relating to shares of the Trust contained in the Declaration of Trust in response to applicable laws or regulations.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each agreement, contract, instrument, or certificate entered into or executed by the Trust, or its Trustees or officers. In addition, the Declaration of Trust provides that shareholders of each series are entitled to indemnification out of the assets of that series to the extent that they are held personally liable for the obligations of that series solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a series incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and that series is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may cause the Trust to be merged into or consolidated with another trust or company or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law, if such merger or consolidation or share exchange has been authorized by vote of a majority of the outstanding shares, as such phrase is defined in the 1940 Act; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.

At the end of 2011, the shareholders of the Trust will vote to approve a new Declaration of Trust (the “Proposed Declaration”). The record date for such vote will be before the commencement of operations of the Fund, and therefore the Fund will not vote on this change. A copy of the form of the Proposed Declaration has been filed with the Fund’s registration statement on the SEC’s website at www.sec.gov. If approved, the Proposed Declaration would make several changes to the current Declaration of Trust (the “Current Declaration”). A summary of some of the important differences is set forth below:

Trustee Standard of Care. The Current Declaration and the Proposed Declaration provide that a Trustee will not be personally liable except by reason of his or her “willful misfeasance, bad faith, gross negligence or reckless disregard” of the duties involved in the conduct of the office of Trustee. Section 2 of Article IX of the Proposed Declaration includes language to clarify that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, if any, or an expert on any topic or in any area (including an audit committee financial expert), will not be subject to any greater standard of care or liability because of such position. While the Trust’s bylaws include a provision with comparable language, the Current Declaration does not contain comparable language, and the proposed change is intended to provide an extra safeguard for the Trustees of the Funds, making it clear that one standard of liability applies for all Trustees, without regard to designation of additional responsibilities or titles, or any actual or implied individual expertise or qualifications.

Indemnification of Trustees and Officers. The Current Declaration provides for indemnification by the Funds of Trustees and officers, but provides that a person will not be entitled to indemnification for any liability to the Trust or its shareholders if the person would have been liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office. The Proposed Declaration provides a procedure for determining whether the person in question has engaged in such disabling conduct. It provides that a person will not be entitled to indemnification only if the person “shall have been finally adjudicated in a decision on the merits in any such action, suit, or other proceeding [in respect of which indemnification is sought] to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office.”

In addition, Section 3 of Article VIII of the Proposed Declaration modifies the indemnification provision by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Proposed Declaration provides that, in making either of these determinations, the independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties and has acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust.

Similarly, Section 5 of Article VIII of the Proposed Declaration modifies the indemnification provision by adding a provision that states that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere will not, in and of itself, create a presumption that a Trustee or officer did not act in good faith and in the reasonable belief that his or her action was in the best interest of the Trust.

These changes both provide some certainty to Trustees and other indemnified persons as to the circumstances where they might be denied indemnification, and make it less likely in most circumstances that a person will be denied indemnification.

Amendment. The Current Declaration provides that, except in certain limited circumstances, the Declaration of Trust may not be amended without a majority shareholder vote. The Proposed Declaration provides that the Trustees may amend the Declaration of Trust without a shareholder vote, except where a shareholder vote is required by any provision of the Declaration of Trust or the Bylaws or by law, or when the Trustees determine in their discretion to require a shareholder vote.

Mergers, etc. The Current Declaration states (i) that the Trustees have the authority, without shareholder approval (unless required by law), to combine the assets and liabilities belonging to any two or more series or classes into assets and liabilities belonging to a single series or class, and (ii) that the Trustees may authorize the merger or consolidation of the Trust with another trust or company, if such merger or consolidation has been authorized by a majority shareholder vote. The Proposed Declaration provides that the Trustees may, without shareholder vote (unless required by law), authorize the merger or other combination of one or more classes of a Fund, or of one or more Funds, or of any Fund with any other entity. This change is intended to provide the Trustees the full flexibility afforded by law to cause the Trust or the Funds to enter into corporate restructurings as they may consider in the best interests of the Funds or their shareholders.

Elimination of Need to Amend Declaration to Establish or Eliminate or Change Name of Series or Classes of Shares. The Current Declaration states that the Trustees may designate and establish additional series or classes or eliminate existing series or classes by execution of an amendment to the Current Declaration. Amendments to the Current Declaration must be executed by the Trustees and filed with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Springfield and create additional burdens of administration, including legal expenses, and filing fees. The Proposed Declaration removes the requirement that the Trustees amend the Declaration in order to establish or eliminate series or classes.

Please see the form of the Proposed Declaration which is filed as an exhibit to the Fund’s registration statement, for other important changes.

REDEMPTION OF SHARES

With respect to the Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders.

VALUATION OF PORTFOLIO SECURITIES

The NAV of the Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Fund’s Valuation Committee in accordance with procedures approved by the Board, and under the general oversight of the Board. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next day the NYSE is open. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund value its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fund’s Valuation Committee pursuant to procedures established by the Board, and under the general oversight of the Board.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines NAV. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of the Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by the Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the NAVs of the respective series except where allocations of direct expenses can otherwise be fairly made. Each class of shares of the Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the NAVs of the respective classes.

The Cayman Subsidiary is subject to the same valuation policies as the Fund. The Fund’s investment in the Cayman Subsidiary is valued based on the value of the Cayman Subsidiary’s portfolio investments.

TAXATION

Taxation of the Fund: In General

The Fund intends to elect and qualify each year to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” the Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, for such year; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year,

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and

(ii)	not more than 25% of the value of its total assets is invested (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is generally a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (y) that is treated as a partnership for federal income tax purposes because it satisfies the passive income requirements under Code section 7704(c)(2); and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

In general, if the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If the Fund were to fail to meet the income test described in (a) above or the diversification test described in (c) above, the Fund could in some cases cure such failures, including by paying a fund-level tax and, in the case of diversification failures, by disposing of certain assets. If the Fund does not cure such a failure or otherwise fails to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may designate the retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If the Fund makes this designation, the tax basis of shares owned by a shareholder of the Fund will, for Federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

For taxable years beginning on or before December 22, 2010, in determining its net capital gain for capital gain dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations also permit a regulated investment company, in determining its investment company taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the next year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. If the Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If the Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. The Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. The Fund will also generally be required to use any such carryforward losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. See the most recent annual shareholder report for the Fund’s capital loss carryovers as of the end of its most recently ended fiscal year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or later if the Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, the Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of the Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by the Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% brackets—for taxable years beginning before January 1, 2013. It is currently unclear whether this long-term capital gain rate reduction will be extended for taxable years beginning on or after January 1, 2013.

For taxable years beginning before January 1, 2013, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is currently unclear whether the special tax treatment of qualified dividend income will be extended for taxable years beginning on or after January 1, 2013.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

If the Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions and exchanges of the Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID, or acquisition discount in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, the Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by the Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If the Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Commodity-Linked Investments and the Cayman Subsidiary

Direct investment in commodities and certain commodity-related instruments generally do not, under published IRS guidance, produce qualifying income to the Fund for purposes of the 90% gross income test described above. The Fund’s use of commodity-linked instruments can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level.

As discussed in the Fund’s prospectus, the Fund may seek exposure to commodities and commodity-related instruments indirectly through the Cayman Subsidiary. The Cayman Subsidiary intends to operate itself in such a manner that the 90% gross income test in respect of the Fund is satisfied.

As described above, another requirement for qualifying for the special tax treatment accorded regulated investment companies and their shareholders is that the Fund must satisfy several diversification requirements, including the requirement that not more than 25% of the value of its total assets may be invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, the Fund may not invest more than 25% of the value of its assets in the Cayman Subsidiary.

It is expected that the Cayman Subsidiary generally will not be subject to U.S. federal income tax. However, the Cayman Subsidiary is a controlled foreign corporation under the Code. As a “U.S. Shareholder” of the Cayman Subsidiary (a U.S. person who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock), the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of the Cayman Subsidiary’s “subpart F income” for the Cayman Subsidiary’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the Cayman Subsidiary to the Fund. Subpart F income generally includes interest, OID (defined above), dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income. Net losses incurred by the Cayman Subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Cayman Subsidiary during a tax year generally cannot be carried forward by the Cayman Subsidiary to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in the Cayman Subsidiary and recognizes subpart F income in excess of actual cash distributions from the Cayman Subsidiary, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Investments in other Regulated Investment Companies

To the extent the Fund invests its assets in shares of ETFs or other investment companies that are regulated investment companies (“underlying funds”), its distributable income and gains will normally consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. To the extent that such an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses to offset net income or capital gains the Fund realized from other sources until it disposes of shares of the underlying fund (although such losses of an underlying fund may reduce distributions to the Fund from that underlying fund in future taxable years). Moreover, even when the Fund does make a disposition of shares of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which the Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by the underlying fund).

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds. For similar reasons, the character of distributions from the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds. Investing through underlying funds can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

If at the close of each quarter of the Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by a regulated investment company in which its invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxes and Investments” below.

To the extent the Fund invests in commodity-related ETFs that qualify as qualified publicly traded partnerships, the net income derived from such ETFs will constitute qualifying income for purposes of the 90% gross income test (as noted above). If such an ETF were to fail to qualify as a qualified publicly traded partnership, all or a portion of the gross income derived from that ETF could constitute nonqualifying income to the Fund for purposes of the 90% gross income test.

The foregoing is only a general description of certain federal tax consequences of investing in ETFs and other underlying funds.

Foreign Taxes and Investments

Investment income and gains received by the Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which the Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

The Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid or otherwise incurred by the Fund to foreign countries.

The Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by the Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to make an election that would avoid the imposition of that tax. For example, the Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Finally, the Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts

If the Fund invests in equity securities of REITs, such investments may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Unrelated Business Taxable Income

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of the Fund could realize UBTI by virtue of its investment in the Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above.

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders that is treated as a “disqualified organization” under the code (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2012.

Non U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign- source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, for taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a “related person” of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund (an

“interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund (a “short-term capital gain dividend”). Depending on the circumstances, the Fund may choose not to report potentially eligible distributions as interest-related and/or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund were to report a distribution as an interest-related or short-term capital gain dividend. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2012, the special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2012.

If a beneficial holder who or which is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Certain Additional Reporting and Withholding Requirements

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposition of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Pursuant to that guidance, it is possible that distributions and redemption payments made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime in light of their particular circumstances.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Fund is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Fund and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.

MISCELLANEOUS

Standard & Poor’s Earnings and Dividend Rankings for Common Stocks

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor’s earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are: A+ (Highest); A (High); A- (Above Average); B+ (Average); B (Below Average); B- (Lower); C (Lowest) and D (Declared Bankruptcy). A rank of LIQ is given to companies that have entered liquidation.

GLOSSARY

Duration: indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve the Fund’s investment adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO: means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities: include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Premier Funds is the designation of the Trustees under a Declaration of Trust dated August 1, 1994, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant series shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Premier Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds” or “Feeder Funds”) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I. GENERAL PRINCIPLES

In voting proxies, the Subadvisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II. SUBADVISERS

1. The Subadvisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Subadvisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2. The Subadvisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Fund for which they act as subadviser and shall furnish such records to MassMutual and the Fund annually.

3. The Subadvisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4. The Subadvisers shall provide the Fund and MassMutual with all such information and documents relating to the Subadviser’s proxy voting in a timely manner, as shall be necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III. THE FUND AND MASSMUTUAL

1. The Chief Compliance Officer of the Fund shall annually update the Trustees after a review of the Subadvisers’ proxy voting policies and actual voting records.

2. The Trustees of the Fund shall not vote proxies on behalf of the Fund or the Series.

3. MassMutual shall not vote proxies on behalf of the Fund or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

4. Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Baring Asset Management Group Companies

Proxy Voting Policies and Procedures

Functional Responsibility

Investment Managers

Global Events Department

Proxy Voting Committee

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department or Legal and Compliance Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the

Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

The Companies and ISS hold service review meetings twice a year. During these meetings ISS are asked to confirm that their policies and controls, including those relating to conflicts of interest, have operated effectively during the period and that they have advised us of any occasions where they have been conflicted.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

The Companies retain a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Companies believe that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest. The Proxy Voting Committee review the ISS Conflict Policy on an annual basis to confirm that it remains reasonably designed to minimise conflicts of interest.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department.

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. The Portfolio Manager’s vote instruction and rationale is then forwarded on to the Proxy Committee for review. The Proxy Voting Committee will closely analyse the explanation given, and where concerned, further clarification will be requested from the Portfolio Manager. The vote decision can only be processed when ratification is received from a member of the Proxy Voting Committee from the following departments (where not conflicted) has agreed the vote decision:

Compliance

Market Activities

Investment—Equities

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. Each vote successfully cast against ISS recommendations is logged in the Quarterly Proxy Voting Committee pack and also recorded by the Global Events department.

Special Client Instructions

There are instances when a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee is attached hereto as Schedule A. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, telephonically, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to: (i) monitor the Companies’ adherence to these Procedures; (ii) review votes against ISS recommendations or where ISS was conflicted; (iii) review the list of client requests for a copy of these Procedures and/or the proxy voting record; and (iv) review new corporate governance issues and industry trends and determine whether changes to these Procedures are necessary or appropriate.

Conflicts of Interest—general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies;

•	The company soliciting the proxy is an affiliate of the Companies;

•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

•	A company that provides a service to Barings.

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, the London Head of Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy. Where a Company provides a service to Barings, the vote can only be cast in line with ISS recommendations, to maintain independence and avoid a conflict of interest.

The Committee has also noted that there is certain flexibility with regard to the voting of agenda items on board members and Directors. Barings find that in instances which are beneficial to client and provide no conflict of Interest, that the approval of Directors and Board Members performing more than one role for the company under review is acceptable. This approach aims to benefit the client in cases where the Independent third party proxy provider employs one steadfast rule across a very differing and unique agenda issue, which can vary greatly depending on the company being reviewed. Any vote decision that is not in line with ISS recommendation however, must be ratified by the Proxy Voting Committee as per the process described above.

Conflicts of interest—Barings Mutual Funds

Discretionary Clients.

Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group—an “In-House Vote”—unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding—and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA/Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Mutual Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issproxy.com/policy/2006policy.jsp.

Proxy Voting Policies and Procedures and Voting Records

A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client’s account will be provided to the client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.

Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Copies of all Proxy Voting policies & Procedures;

2.	A copy of each proxy statement received regarding client securities;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a copy of a proxy statement (provided that the adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)

3.	A record of each vote cast on behalf of a client;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a record of the vote cast, provided that the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.)

4.	A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

The above records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the adviser. The Companies rely on ISS and the Global Events Department to maintain the above records.

APPENDIX A

PROXY VOTING COMMITTEE MEMBERS

1.	Team Leader—Global Events Department (London)

2.	Head of Market Activities (London)

3.	Head of Equities (London)

4.	Head of Compliance (London)

5.	Head of Operations and Technology (London)

6.	Head of Compliance (Boston)

Proxy Voting Policies and Procedures

Summary of Revisions

Effective Date: December 2009

Date of Last Annual Review:

Date of Last Periodic Review: December 2009

Date of Change	Page	Section/Paragraph	Summary of Change
March 2006			Revised entire policy to vote with ISS recommendations.

December 2006	4	Override of ISS recommendations	Overrides will be reviewed by Global Events rather than PVC. PVC will review quarterly retrospectively

December 2006	7	Conflict of interest—mutual funds	New section added to clarify process for addressing conflicts of interest on Barings (or affiliated) mutual funds

December 2006	9	Appendix A	Removal of names of members to prevent unnecessary updating

April 2007	5	Proxy Committee paragraph 2	Deletion of contradictory statements regarding Overrides of ISS recommendations

January 2008	4	ISS Conflicts of interest	New section added to clarify oversight of ISS conflicts policy

December 2009	5	Override of ISS recommendations	Inclusion of change in policy to override of ISS Recommendations

December 2009	7	Conflicts of Interest—General	Inclusion of reference to companies that provide a service to Brings

December 2009	7	Conflicts of Interest—General	Inclusion of Barings philosophy for issues of Multi-functional board members/directors

December 2009	7	Appendix A	Change of Title of Committee Member. Head of Investment Operations is now Head of Operations and Technology.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Baring International Investment Limited

The portfolio manager of the Fund is C. Hayes Miller.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
C. Hayes Miller
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	5	$2,124,986,243	0	$2,124,986,243
Other accounts	7	$2,626,385,609	0	$2,626,385,609

*	The information provided is as of September 30, 2011.
**	Does not include the Fund.

Ownership of Securities:

As of September 30, 2011, the portfolio manager did not own any shares of the Fund.

Conflicts of Interest:

The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. Baring International Investment Limited (“Baring”) has identified areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by the Portfolio Manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Baring has procedures in place to ensure fair treatment of clients in the allocation of trades. Trades are pre-allocated to the relevant accounts before the order is relayed to the broker. Monitoring is undertaken on a sample basis by compliance to verify that the procedures governing fair allocation and fair participation have been followed and that there are no related issues which give rise to any concerns.

Other conflicts of interest may arise as a result of the Portfolio Managers managing both the Fund’s investments and the investments of other accounts, and the above is not a complete description of every conflict of interest that could be deemed to exist.

Compensation:

Barings offers a highly competitive compensation package, which is focused on rewarding the people who create the greatest value. It consists of three key components:

1.	A competitive base salary

2.	An annual bonus

For investment professionals, at least 2/3 of the bonus is based on investment performance, via an analytical system which tracks the one and three-year performance of our investment professionals. The remainder is a subjective assessment of the individual’s sharing of investment insights firm-wide and their efforts in client service. The benefits of this approach are the transparency and accountability that it brings.

3.	An equity-based long-term incentive award

Approximately 100 key employees, including members of the investment staff, participate. Each year approximately 40% of bonuses are invested directly in phantom equity in Barings with a 2.5 year vesting period. These shares are valued quarterly based on a formula linked to firm revenues, profits, and assets under management. Equity ownership in Barings is designed to promote a partnership culture within the organization.

MassMutual Premier Funds

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS.

(a)	Agreement and Declaration of Trust

	(1)	Agreement and Declaration of Trust (1)
	(2)	Amendment No. 1 to Agreement and Declaration of Trust (1)
	(3)	Amendment No. 2 to Agreement and Declaration of Trust (2)
	(4)	Amendment No. 3 to Agreement and Declaration of Trust (2)
	(5)	Amendment No. 4 to Agreement and Declaration of Trust (3)
	(6)	Amendment No. 5 to Agreement and Declaration of Trust (4)
	(7)	Amendment No. 6 to Agreement and Declaration of Trust (5)
	(8)	Amendment No. 7 to Agreement and Declaration of Trust (6)
	(9)	Amendment No. 8 to Agreement and Declaration of Trust (7)
	(10)	Amendment No. 9 to Agreement and Declaration of Trust (10)
	(11)	Amendment No. 10 to Agreement and Declaration of Trust (11)
	(12)	Amendment No. 11 to Agreement and Declaration of Trust (12)
	(13)	Amendment No. 12 to Agreement and Declaration of Trust (16)
	(14)	Amendment No. 13 to Agreement and Declaration of Trust (16)
	(15)	Amendment No. 14 to Agreement and Declaration of Trust (19)
	(16)	Amendment No. 15 to Agreement and Declaration of Trust (19)
	(17)	Amendment No. 16 to Agreement and Declaration of Trust (21)
	(18)	Amendment No. 17 to Agreement and Declaration of Trust (21)
	(19)	Amendment No. 18 to Agreement and Declaration of Trust (24)
	(20)	Amendment No. 19 to Agreement and Declaration of Trust (27)
	(21)	Amendment No. 20 to Agreement and Declaration of Trust (30)
	(22)	Amendment No. 21 to Agreement and Declaration of Trust (30)
	(23)	Amendment No. 22 to Agreement and Declaration of Trust (33)
	(24)	Amendment No. 23 to Agreement and Declaration of Trust (34)
	(25)	Amendment No. 24 to Agreement and Declaration of Trust (35)
	(26)	Amendment No. 25 to Agreement and Declaration of Trust (35)
	(27)	Amendment No. 26 to Agreement and Declaration of Trust (35)
	(28)	Amendment No. 27 to Agreement and Declaration of Trust (38)
	(29)	Amendment No. 28 to Agreement and Declaration of Trust (39)
	(30)	Amendment No. 29 to Agreement and Declaration of Trust (40)
	(31)	Amendment No. 30 to Agreement and Declaration of Trust is filed herein as Exhibit (a)(31)
	(32)	Amendment No. 31 to Agreement and Declaration of Trust is filed herein as Exhibit (a)(32)
	(33)	Form of Amended and Restated Agreement and Declaration of Trust is filed herein as Exhibit (a)(33)
	(34)	Memorandum and Articles of Association of MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. is filed herein as Exhibit (a)(34)

(b)	By-Laws

	(1)	By-Laws of MassMutual Premier Funds (formerly, The DLB Fund Group,) (the “Trust”) (1)
	(2)	Amendment to Article 10 of the By-Laws of the Trust (17)

(c)	Instruments Defining Rights of Security Holders - See Exhibits (a) and (b)

(d)	Forms of Management Contracts

	(1)	Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) relating to the Money Market Fund (22)
	(2)	Investment Management Agreement between the Trust and MassMutual relating to the Short-Duration Bond Fund (22)
	(3)	Investment Management Agreement between the Trust and MassMutual relating to the Inflation-Protected Bond Fund (now known as the Inflation-Protected and Income Fund) (22)
	(4)	Investment Management Agreement between the Trust and MassMutual relating to the Core Bond Fund (22)
	(5)	Amendment to Investment Management Agreement between the Trust and MassMutual relating to the Core Bond Fund (32)
	(6)	Investment Management Agreement between the Trust and MassMutual relating to the Diversified Bond Fund (22)
	(7)	Investment Management Agreement between the Trust and MassMutual relating to the Balanced Fund (22)
	(8)	Investment Management Agreement between the Trust and MassMutual relating to the Value Fund (22)
	(9)	Investment Management Agreement between the Trust and MassMutual relating to the Small Company Opportunities Fund (now known as the Small/Mid Cap Opportunities Fund) (22)
	(10)	Investment Management Agreement between the Trust and MassMutual relating to the International Equity Fund (22)
	(11)	Amendment to the Investment Management Agreement between the Trust and MassMutual relating to the International Equity Fund (32)

	(12)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Growth Fund (now known as Disciplined Growth Fund) (22)
	(13)	Investment Management Agreement between the Trust and MassMutual relating to the Enhanced Index Value Fund (now known as Disciplined Value Fund) (22)
	(14)	Investment Management Agreement between the Trust and MassMutual relating to the High Yield Fund (22)
	(15)	Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC (“Babson Capital”) relating to the Money Market Fund (22)
	(16)	Amendment to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Money Market Fund (33)
	(17)	Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Short-Duration Bond Fund (22)
	(18)	Amendment to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Short-Duration Bond Fund (33)
	(19)	Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Inflation-Protected Bond Fund (now known as the Inflation-Protected and Income Fund) (22)
	(20)	Amendment to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Inflation-Protected Bond Fund (now known as the Inflation-Protected and Income Fund) (33)
	(21)	Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Core Bond Fund (22)
	(22)	Amendment to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Core Bond Fund (33)
	(23)	Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Diversified Bond Fund (22)
	(24)	Amendment to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Diversified Bond Fund (33)
	(25)	Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Balanced Fund (22)
	(26)	Amendment to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Balanced Fund (29)
	(27)	Amendment Two to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Balanced Fund (33)
	(28)	Amendment Three to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Balanced Fund (40)
	(29)	Investment Subadvisory Agreement between MassMutual and OFI Institutional Asset Management, Inc. (“OFI Institutional”) relating to the Value Fund (26)
	(30)	Amendment to Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the Value Fund (33)
	(31)	Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the Small Company Opportunities Fund (now known as the Small/Mid Cap Opportunities Fund) (26)
	(32)	Amendment to Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the Small Company Opportunities Fund (now known as the Small/Mid Cap Opportunities Fund) (33)
	(33)	Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the International Equity Fund (29)
	(34)	Amendment to Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the International Equity Fund (33)
	(35)	Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Enhanced Index Growth Fund (now known as Disciplined Growth Fund) (22)
	(36)	Amendment to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Enhanced Index Growth Fund (now known as Disciplined Growth Fund) (29)
	(37)	Amendment Two to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Enhanced Index Growth Fund (now known as Disciplined Growth Fund) (33)
	(38)	Amendment Three to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Disciplined Growth Fund (40)
	(39)	Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Enhanced Index Value Fund (now known as Disciplined Value Fund) (22)
	(40)	Amendment to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Enhanced Index Value Fund (now known as Disciplined Value Fund) (29)
	(41)	Amendment Two to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Enhanced Index Value Fund (now known as Disciplined Value Fund) (33)
	(42)	Amendment Three to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the Disciplined Value Fund (40)
	(43)	Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the High Yield Fund (22)
	(44)	Amendment to Investment Subadvisory Agreement between MassMutual and Babson Capital relating to the High Yield Fund (33)
	(45)	Investment Management Agreement between the Trust and MassMutual relating to the Main Street Fund (22)
	(46)	Investment Management Agreement between the Trust and MassMutual relating to the Capital Appreciation Fund (22)
	(47)	Investment Management Agreement between the Trust and MassMutual relating to the Global Fund (22)
	(48)	Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the Main Street Fund (29)
	(49)	Amendment to Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the Main Street Fund (33)
	(50)	Investment Subadvisory Agreement between MassMutual and OppenheimerFunds, Inc. (“OFI”) relating to the Capital Appreciation Fund (22)
	(51)	Amendment to Investment Subadvisory Agreement between MassMutual and OFI relating to the Capital Appreciation Fund (33)
	(52)	Amendment Two to Investment Subadvisory Agreement between MassMutual and OFI relating to the Capital Appreciation Fund (33)
	(53)	Investment Subadvisory Agreement between MassMutual and OFI relating to the Global Fund (22)
	(54)	Amendment to Investment Subadvisory Agreement between MassMutual and OFI relating to the Global Fund (33)
	(55)	Amendment Two to Investment Subadvisory Agreement between MassMutual and OFI relating to the Global Fund (33)
	(56)	Investment Management Agreement between the Trust and MassMutual relating to the Discovery Value Fund (formerly Mid-Cap Value Fund) (24)
	(57)	Investment Management Agreement between the Trust and MassMutual relating to the Focused International Fund (24)
	(58)	Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the Discovery Value Fund (formerly Mid-Cap Value Fund) (26)
	(59)	Amendment to Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the Discovery Value Fund (formerly Mid-Cap Value Fund) (33)
	(60)	Investment Subadvisory Agreement between MassMutual and Baring International Investment Limited (“Baring”) relating to the Focused International Fund (24)
	(61)	Amendment to Investment Subadvisory Agreement between MassMutual and Baring relating to the Focused International Fund (33)
	(62)	Investment Management Agreement between the Trust and MassMutual relating to the Main Street Small Cap Fund (now known as Main Street Small/Mid Cap Fund) (27)
	(63)	Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the Main Street Small Cap Fund (now known as Main Street Small/Mid Cap Fund) (27)
	(64)	Amendment to Investment Subadvisory Agreement between MassMutual and OFI Institutional relating to the Main Street Small Cap Fund (now known as Main Street Small/Mid Cap Fund) (33)
	(65)	Investment Management Agreement between the Trust and MassMutual relating to the International Bond Fund (30)
	(66)	Investment Subadvisory Agreement between MassMutual and Baring relating to the International Bond Fund (30)
	(67)	Amendment to Investment Subadvisory Agreement between MassMutual and Baring relating to the International Bond Fund (33)
	(68)	Investment Management Agreement between the Trust and MassMutual relating to the Strategic Emerging Markets Fund (33)
	(69)	Investment Subadvisory Agreement between MassMutual and Baring relating to the Strategic Emerging Markets Fund (33)
	(70)	Investment Sub-subadvisory Agreement between MassMutual, Babson Capital and Cornerstone Real Estate Advisers LLC (“Cornerstone”) relating to the Balanced Fund, effective as of August 9, 2010 (39)
	(71)	Investment Sub-subadvisory Agreement between MassMutual, Babson Capital and Cornerstone relating to the Core Bond Fund, effective as of August 9, 2010 (39)
	(72)	Investment Sub-subadvisory Agreement between MassMutual, Babson Capital and Cornerstone relating to the Diversified Bond Fund, effective as of August 9, 2010 (39)
	(73)	Investment Sub-subadvisory Agreement between MassMutual, Babson Capital and Cornerstone relating to the High Yield Fund, effective as of August 9, 2010 (39)
	(74)	Investment Sub-subadvisory Agreement between MassMutual, Babson Capital and Cornerstone relating to the Inflation-Protected and Income Fund, effective as of August 9, 2010 (39)
	(75)	Investment Sub-subadvisory Agreement between MassMutual, Babson Capital and Cornerstone relating to the Short-Duration Bond Fund, effective as of August 9, 2010 (39)
	(76)	Investment Management Agreement between the Trust and MassMutual relating to the Barings Dynamic Allocation Fund, effective as of November 14, 2011, is filed herein as Exhibit (d)(76)
	(77)	Form of Investment Subadvisory Agreement between MassMutual and Baring relating to the Barings Dynamic Allocation Fund, effective as of November 14, 2011, is filed herein as Exhibit (d)(77)
	(78)	Form of Side Letter to Investment Subadvisory Agreement between MassMutual and Baring relating to the Barings Dynamic Allocation Fund is filed herein as Exhibit (d)(78)
	(79)	Form of Investment Sub-subadvisory Agreement between MassMutual, Baring and Baring Asset Management LLC relating to the Barings Dynamic Allocation Fund, effective as of November 14, 2011, is filed herein as Exhibit (d)(79)
	(80)	Investment Advisory Agreement between MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. and Baring relating to the MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd., effective as of November 14, 2011, is filed herein as Exhibit (d)(80)
	(81)	Side Letter to Investment Advisory Agreement between MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. and Baring relating to the MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. is filed herein as Exhibit (d)(81)
	(82)	Investment Subadvisory Agreement between Baring and Baring Asset Management LLC relating to the MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd., effective as of November 14, 2011, is filed herein as Exhibit (d)(82)

(e)	Underwriting Contracts

	(1)	Principal Underwriter Agreement between the Trust and MML Distributors, LLC (27)
	(2)	Schedule A dated November 14, 2011 to the Principal Underwriter Agreement between the Trust and MML Distributors, LLC is filed herein as Exhibit (e)(2)
	(3)	Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. (23)

(f)	Deferred Compensation Plan for Trustees of Registrant (34)

(g)	Custodian Agreements

	(1)	Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) (31)
	(2)	Amendment, dated May 25, 2010, to Custodian Agreement between the Trust and State Street (37)
	(3)	Second Amendment, dated January 1, 2011, to Custodian Agreement between the Trust and State Street (40)
	(4)	Appendix A dated November 14, 2011, to the Custodian Agreement between the Trust and State Street is filed herein as Exhibit (g)(4)
	(5)	Custodian Agreement between MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. and State Street is filed herein as Exhibit (g)(5)

(h)	Other Material Contracts

	(1)	Transfer Agency and Service Agreement among the Trust, MassMutual and State Street (31)
	(2)	Amendment, dated January 1, 2011, to Transfer Agency and Service Agreement among the Trust, MassMutual and State Street (40)
	(3)	Appendix A, dated November 14, 2011, to the Transfer Agency and Service Agreement among the Trust, MassMutual and State Street is filed herein as Exhibit (h)(3)
	(4)	Transfer Agency and Service Agreement between MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. and State Street is filed herein as Exhibit (h)(4)
	(5)	Form of Administrative and Shareholder Services Agreement between the Trust and MassMutual (19)
	(6)	Amendment, dated February 23, 2006, to Administrative and Shareholder Services Agreements (27)
	(7)	Amendment, dated May 14, 2009, to Administrative and Shareholder Services Agreements (35)
	(8)	Form of Agreement and Plan of Reorganization (6) and (19)

(9)	Sub-Administration Agreement between MassMutual and State Street (31)
(10)	Amendment, dated January 1, 2011, to the Sub-Administration Agreement between MassMutual and State Street (40)
(11)	Appendix A dated November 14, 2011 to the Sub-Administration Agreement between MassMutual and State Street is filed herein as Exhibit (h)(11)
(12)	Administration Agreement between State Street and MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. is filed herein as Exhibit (h)(12)
(13)	Expense Limitation Agreement between the Trust and MassMutual (36)
(14)	Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, and MassMutual Premier Focused International Fund (38)
(15)	Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Premier Money Market Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Main Street Small Cap Fund (now known as MassMutual Premier Main Street Small/Mid Cap Fund), MassMutual Premier Small Company Opportunities Fund (now known as MassMutual Premier Small/Mid Cap Opportunities Fund), MassMutual Premier Global Fund and MassMutual Premier Strategic Emerging Markets Fund (39)
(16)	Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Premier Disciplined Value Fund and MassMutual Premier Disciplined Growth Fund (40)
(17)	Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Barings Dynamic Allocation Fund is filed herein as Exhibit (h)(17)
(18)	Participation Agreement between iShares Trust, iShares, Inc., and iShares MSCI Russia Capped Index Fund, Inc. and the Trust is filed herein as Exhibit (h)(18)
(19)	Purchasing Fund Agreement between the PowerShares Exchange-Traded Fund Trust and the Trust is filed herein as Exhibit (h)(19)
(20)	Purchasing Fund Agreement between the PowerShares Exchange-Traded Fund Trust II and the Trust is filed herein as Exhibit (h)(20)
(21)	Purchasing Fund Agreement between the PowerShares Actively Managed Exchange-Traded Fund Trust and the Trust is filed herein as Exhibit (h)(21)
(22)	Purchasing Fund Agreement between the PowerShares India Exchange-Traded Fund Trust and the Trust is filed herein as Exhibit (h)(22)
(23)	Form of Acquiring Fund Agreement between Russell Exchange Traded Funds Trust and the Trust is filed herein as Exhibit (h)(23)
(24)	Form of Acquiring Fund Agreement between Russell Exchange Traded Funds Trust and the Trust is filed herein as Exhibit (h)(24)
(25)	Participation Agreement between the Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust and the Trust is filed herein as Exhibit (h)(25)
(26)	Purchasing Fund Agreement between SPDR® DOW Jones Industrial Average ETF Trust and SPDR® S&P 500® ETF Trust and the Trust is filed herein as Exhibit (h)(26)
(27)	Investing Fund Agreement between The Select Sector SPDR® Trust, SPDR® Index Shares Funds, and SPDR® Series Trust and the Trust is filed herein as Exhibit (h)(27)
(28)	12(d)(1) Investing Agreement between Vanguard Admiral Funds, Vanguard Bond Index Funds, Vanguard Index Funds, Vanguard International Equity Index Funds, Vanguard Scottsdale Funds, Vanguard Specialized Funds, Vanguard Star Funds, Vanguard Tax-Managed Funds, Vanguard Whitehall Funds, and Vanguard World Funds and the Trust is filed herein as Exhibit (h)(28)

(i)	Legal Opinions

	(1)	Opinion and Consent of Ropes & Gray LLP (12)
	(2)	Opinion and Consent of Ropes & Gray LLP (21)
	(3)	Opinion and Consent of Ropes & Gray LLP (21)
	(4)	Opinion and Consent of Ropes & Gray LLP (23)
	(5)	Opinion and Consent of Ropes & Gray LLP (24)
	(6)	Opinion and Consent of Ropes & Gray LLP (27)
	(7)	Opinion and Consent of Ropes & Gray LLP (30)
	(8)	Opinion and Consent of Ropes & Gray LLP (33)
	(9)	Opinion and Consent of Ropes & Gray LLP (37)
	(10)	Opinion and Consent of Ropes & Gray LLP (39)
	(11)	Opinion and Consent of Ropes & Gray LLP is filed herein as Exhibit (i)(11)

(j)	Other Opinions - Not Applicable

(k)	Omitted Financial Statements - Not Applicable

(l)	Letter of Understanding relating to Initial Capital (1)

(m)	Forms of Rule 12b-1 Plans

	(1)	Form of Class A Distribution and Service (Rule 12b-1) Plan (19)
	(2)	Form of Class Y Rule 12b-1 Plan (19)
	(3)	Form of Class L Rule 12b-1 Plan (19)
	(4)	Form of Class S Rule 12b-1 Plan (19)
	(5)	Form of Class N Rule 12b-1 Plan (19)
	(6)	Form of Class Z Rule 12b-1 Plan (37)

(n)	(1)	Amended and Restated Rule 18f-3 Plan relating to each series of the Trust is filed herein as Exhibit (n)(1)

(o)	(1)	Powers of Attorney for Nabil N. El-Hage, Maria D. Furman and C. Ann Merrifield (26)

	(2)	Power of Attorney for Elaine A. Sarsynski (39)

(p)	Codes of Ethics

	(1)	Code of Ethics for Babson Capital (39)
	(2)	Code of Ethics for the Trust, MassMutual and MML Distributors, LLC (39)
	(3)	Code of Ethics for OFI and OFI Institutional (31)
	(4)	Code of Ethics for Baring (39)
	(5)	Code of Ethics for Baring Asset Management LLC is filed herein as Exhibit (p)(5)

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 filed on February 19, 1997.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 filed on April 30, 1998.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on February 22, 1999.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 22, 1999.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 filed on August 13, 1999.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 filed on October 29, 1999.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 filed on January 14, 2000.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 filed on April 12, 2000.
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 filed on June 19, 2000.
(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on September 1, 2000.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on October 19, 2000.
(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed on October 24, 2000.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on February 27, 2001.
(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on April 11, 2001.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 24 filed on February 28, 2002.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on February 28, 2003.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on February 27, 2004.
(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on July 30, 2004.
(19)	Incorporated by reference to Registrant’s Registration Statement on Form N-14, File No. 333-118009, filed on August 6, 2004.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on October 13, 2004.
(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on November 1, 2004.
(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed on December 29, 2004.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 filed on February 25, 2005.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on November 30, 2005.
(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 filed on March 1, 2006.
(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 filed on July 14, 2006.
(27)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on September 26, 2006.
(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed on December 20, 2006.
(29)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed on February 28, 2007.
(30)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed on December 20, 2007.
(31)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 filed on February 29, 2008.
(32)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed on August 18, 2008.
(33)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 filed on October 31, 2008.
(34)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed on February 27, 2009.
(35)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 filed on December 15, 2009.
(36)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 filed on February 26, 2010.
(37)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed on October 4, 2010.
(38)	Incorporated by reference to Registrant’s Post Effective Amendment No. 51 filed on December 30, 2010.
(39)	Incorporated by reference to Registrant’s Post Effective Amendment No. 52 filed on March 1, 2011.
(40)	Incorporated by reference to Registrant’s Post Effective Amendment No. 54 filed on August 30, 2011.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

5.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, LLC – 51% and Series Members – 49%.)

c.	MML Plan Solutions, LLC (June 15, 2011), a Delaware limited liability company.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%.)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as a securities broker-dealer.

a.	Babson Capital Securities LLC (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

c.	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

d.	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

1.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

e.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

d.)	Almack Mezzanine GP III Limited, an English company that serves as general partner of Almack Mezzanine Investors III LP, Almack Mezzanine III LP and Almack Mezzanine Carry III LP, all the stock of which is owned by Babson Capital Europe Limited.

e.)	Babson Capital Global Advisors Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

f.	Cornerstone Real Estate Advisers LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

1.)	Cornerstone Real Estate Advisers Europe Securities B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

2.)	Cornerstone Real Estate Advisers Inc. (formerly, Babson Capital Management, Inc.), a Delaware corporation that holds a “corporation” real estate license.

3.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

a.)	Cornerstone Real Estate UK (No. 2) Limited (formerly, Peder Smedvig Protego Limited), a special purpose holding company.

b.)	Cornerstone Real Estate Advisers Europe Finance LLP (formerly, Protego Real Estate Investors Finance LLP), a London-based real estate investment management company.

c.)	Cornerstone Real Estate Advisers Europe LLP (formerly, Protego Real Estate Investors LLP), a London-based real estate investment management company. (50% owned by Cornerstone Real Estate UK Holdings Limited and 50% owned by Cornerstone Real Estate UK (No.2) Limited.)

g.	Wood Creek Capital LLC, a Delaware limited liability company that acts as an investment adviser.

1.)	Wood Creek Index Company, LLC, a Delaware limited liability company that compiles, analyzes and periodically publishes returns data for selected investments.

2.)	Whitney Street Finance, LLC, a Delaware limited liability company that invests in a fund of a Wood Creek Capital LLC affiliate.

h.	Babson Capital Cornerstone Asia Limited (January 23, 2008) a Hong Kong company that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

4.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 97.395%.)

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc., operates as a transfer agent for the Oppenheimer funds.)

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation and broker dealer that currently has no operations.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the subadviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation that provides transfer agent services and currently has no clients.

6.)	OFI Private Investments, Inc. (March 20, 2000), is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000), is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a Dublin-based limited liability company that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

a.)	Tremont Capital Management Limited, a company based in the United Kingdom.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

4.)	Tremont GP, Inc., a Delaware corporation.

5.)	Settlement Agent LLC, a Delaware limited liability company that acts as an agent.

5.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

6.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

7.	MassMutual International LLC (Feb. 19, 1996), a Delaware limited liability company which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.)

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%.)

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Keng Puang Tay (in trust for MassMutual Asia Ltd.).)

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.)

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%.)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%.)

a.)	Compañia de Seguros CorpVida S.A., a corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%.)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company – .02%.)

1.)	Kamakura (GP) Ltd, a Cayman Islands general partnership (MassMutual Life Insurance Company holds 100% of the investment interests).

8.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

9.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

ff.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser under the laws of Australia.

gg.	Baring Korea Limited (January 6, 2011), a company incorporated under the laws of Korea that provides supporting services to the Korean distributors in relation to the offshore fund distribution business.

b.	Baring Asset Management LLC (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

10.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

11.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

12.	MassMutual International Holding MSC, Inc., a Massachusetts corporation.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC), is an equipment financing company which provides collateralized lending, financing and leasing services nationwide. (Owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company.)

a.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

b.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

c.	MMAF Equipment Finance LLC 2011-A (June 21, 2011), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

M.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

N.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. (MassMutual holds an 81.39% interest and C.M. Life Insurance Company holds an 18.61% interest.)

P.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

R.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

V.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

W.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

X.	580 Walnut Cincinnati LLC (December 22, 2010), a Delaware limited liability company formed for a Deed in Lieu of Foreclosure transaction relating to a loan. (MassMutual holds 50% ownership interest.)

Y.	Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company lending secured and unsecured loans to middle market and growing companies. (MassMutual Holding LLC holds 45% ownership interest; Babson Capital Management LLC holds 5% ownership interest; and Jefferies Group, Inc. holds 50% ownership interest.)

ITEM 30. INDEMNIFICATION

Article VIII (Sections 1, 2 and 3) of Registrant’s Agreement and Declaration of Trust provides as follows with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities:

Section 1. Trustees, Officers, Etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

(a) The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

THOMAS C. BARRY, Director (since 2007), Chairman, Investment Committee and Member, Audit and Executive Committees

Founder and Chief Executive Officer (since 1993), Zephyr Management, L.P., 320 Park Avenue, New York, New York 10022; Director, African Capital Alliance, Ltd., Lagos, Nigeria; Member, Council on Foreign Relations, New York, New York; Director, The European Institute of Business Administration (INSEAD), Fontainebleau, France; Director, Harvard Business School Alumni Association, Cambridge, Massachusetts; Trustee, The Hotchkiss School, Lakeville, Connecticut; Advisory Board President, IMEF (INSEAD’s Charitable Foundation), Fontainebleau, France; Dean’s Council, The John F. Kennedy School of Government, Harvard University, Cambridge, Massachusetts; Board, South African Capital Growth Fund; Chairman, Summer Search, New York, New York; Director, TechnoServe, Norwalk, Connecticut; Director, Trickle Up, New York, New York; Trustee, University School, Cleveland, Ohio; and Member, Yale University President’s Council on International Affairs, New Haven, Connecticut.

CRISTÓBAL I. CONDE, Director (since 2011) and Member, Audit and Human Resources Committees

Former President and CEO of SunGard Data Systems Inc. (2002-2011), Chief Operating Officer (1999-2002), head of the Trading Systems Division (1990-1999), Director (since 1999); and Co-founder of Devon Systems International, Inc. (acquired by SunGard in 1987).

KATHLEEN A. CORBET, Director (since 2008) and Member, Audit, Investment and Operations Committees

Founder and Principal, Cross Ridge Capital, LLC, New Canaan, Connecticut; Former President (2004-2007), Standard & Poor’s, New York, New York; Trustee Associate, Former Trustee and Chair, Committee on University Advancement and Former Member, Nominations and Governance Committee, Boston College, Chestnut Hill, Massachusetts 02467; Former Member, Dean’s Executive Advisory Board, New York University Stern School of Business, New York, New York 10012; Member, New Canaan Board of Finance, New Canaan, Connecticut; Former Treasurer, League of Women Voters of New Canaan (Not for profit), New Canaan, Connecticut; and Member, Investment Committee, New York Community Trust (Not for profit).

ROGER W. CRANDALL, Chairman (since 2010), Director (since 2008), Chairman, Executive Committee and Member, Corporate Governance (non-voting member), Investment and Operations Committees

JAMES H. DeGRAFFENREIDT, JR., Director (since 2002), Chairman, Corporate Governance Committee and Member, Executive and Human Resources Committees

Retired, Chairman and Chief Executive Officer (1998-2009), Director (2001-2009), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, D.C., 20080; Chairman and Chief Executive Officer (1998-2009), Director (1994-2009), Washington Gas Light Company, Washington, D.C.; Chairman (since 2007) and Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (1998-2006), MedStar Health, Columbia, Maryland; Co-Chairman of the Board (2004-2006) and Director (since 1998), Alliance to Save Energy, Washington, D.C.; Director (current), Vectren Corporation; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; Trustee (since 1999), Walters Art Museum, Baltimore, Maryland; and President (current), Maryland State Board of Education.

PATRICIA DIAZ DENNIS, Director (since 1996) and Chairperson, Human Resources Committee and Member, Corporate Governance and Executive Committees

Retired, Senior Vice President and Assistant General Counsel (2005-2008), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Chair of the National Board of Directors (2005-2008), Girl Scouts of the U.S.A.; Director (2005-2006), CarrAmerica NYSE; Director (since 2001), UST-NYSE; Trustee (since 2003), NHP Foundation (non-profit); and Director (since 2006), Matt Foundation, Inc.

ROBERT A. ESSNER, Lead Director (since 2009), Director (since 2002) and Member, Corporate Governance, Human Resources, Executive and Operations Committees

Retired, Chairman (2008), Chairman and Chief Executive Officer (2006-2007), Chairman, President and Chief Executive Officer (2003-2006) and Director (1997-2008), Wyeth, 5 Giralda Farms, Madison, New Jersey 07940; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996), Chairman, Operations Committee and Member, Corporate Governance and Executive Committees

Partner (1997-2010), Resolute Partners LLC (private merchant bank); Chairman and Chief Executive Officer (since 2003), Catelectric Corp.; Director, ConnCan (non-profit) (current); Director, Island Country Club Charitable Foundation (non-profit) (current); and Trustee, Chair of the Development Committee (1997-2006), Kingswood-Oxford School.

RAYMOND W. LeBOEUF, Director (since 2008), Chairman, Audit Committee and Member, Executive, Human Resources and Operations Committees

Retired, Chairman and Chief Executive Officer (1997-2005), PPG Industries, Inc., Pittsburgh, Pennsylvania; Director (since 2000) and Member, Audit and Compensation Committees, ITT Corp.; and Director (since 1997), Chairman, Audit Committee and Member, Compensation Committee, Praxair.

CATHY E. MINEHAN, Director (since 2009) and Member, Audit, Investment and Operations Committees

Dean (since 2011), Simmons College School of Management; Managing Director, Arlington Advisory Partners, Boston, Massachusetts; President and Chief Executive Officer (1994-2007), Retired, Federal Reserve Bank of Boston; member of the boards of Visa, Inc.; Becton; Dickinson and Co.; Massachusetts General Hospital; and the University of Rochester.

MARC F. RACICOT, Director (since 2001) and Member, Corporate Governance and Human Resources Committees

Former President and Chief Executive Officer (2005-2009), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, D.C., 20036; Director (since 2001), Burlington Northern Santa Fe Railway Company; Chairman (1999-2007) and Member (1993-2007), Jobs for America’s Graduates; Director (2005-2006), Allied Capital Corporation; and Director (2001-2006), Siebel Systems.

WILLIAM T. SPITZ, Director (since 2007) and Member, Corporate Governance and Investment Committees

Vice Chancellor for Investments Emeritus (1997-2007) and Vice Chancellor and Chief Investment Officer (1985-2007), Vanderbilt University, 2100 West End Avenue, Nashville, Tennessee 37203; Co-Founder, Director and Principal (since 1995), Diversified Trust Company; Director (since 2007), Acadia Realty Trust; Director (since 2007), Cambium Global Timberland Ltd.; and Member, Bessemer Trust Company.

H. TODD STITZER, Director (since 2011) and Member, Audit and Investment Committees

Former CEO of Cadbury PLC (2003-2010), Deputy CEO from (2002-2003), Chief Strategy Officer (2000-2002); President and CEO of Dr. Pepper/Seven Up Inc., (1997-2000), and Executive Director (March 2000-2010); Director, Diageo PLC; member, Advisory Committee of Virgin Group Holdings LLC; and member, Advisory Board of Hamlin Capital Management LLC.

Executive Officer

ROGER W. CRANDALL, Chairman, President and Chief Executive Officer and Director

Chairman (since December 2010), Chief Executive Officer (since January 2010), President (since December 2008), Chief Operating Officer (December 2008-December 2009), Director (since December 2008), Executive Vice President, Chief Investment Officer and Co-Chief Operating Officer (July 2007-December 2008), Executive Vice President and Chief Investment Officer (June 2005-July 2007) and Member of the Office of the CEO (June 2005-2008), MassMutual; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), C.M. Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), MML Bay State Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), MassMutual Holding LLC; Chairman (since January 2010), Director (since 2005) and Chairman, Compensation Committee, Oppenheimer Acquisition Corp.; Director (since 2006) and Chairman, Compensation Committee, MassMutual International LLC; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Limited; President (since 2005) and Director (2005-2008), MassMutual Holding MSC, Inc.; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (2004-2009) and Executive Committee Member (2005-2009), MML Assurance, Inc.; President (2006-2007), Chief Executive Officer (2005-2008), Chairman (2005-2008), Member of the Board of Managers (2003-2008), Managing Director (2000-2008) and Member, Senior Compensation Committee, Babson Capital Management LLC; Director (2004-2008), Babson Capital Europe Limited; Chairman (2005-2008) and Trustee (2003-2008),

MassMutual Corporate Investors; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Participation Investors; Chairman (2005-2008) and Trustee (2003-2008), MMCI Subsidiary Trust; Chairman (2005-2008) and Trustee (2003-2008), MMPI Subsidiary Trust; Director (2005-2008), Babson Capital Japan KK; Chairman and Director (2005-2008), Cornerstone Real Estate Advisers LLC; Director (2003-2008), MassMutual Corporate Value Limited; Director (2003-2008), MassMutual Corporate Value Partners Limited; President (2003-2008), Director (1996-2006) and Member of the Advisory Board (2003-2008), HYP Management LLC; President (1998-2006), MassMutual/Darby CBO IM, Inc.; Director (1996-2008) and Senior Vice President (2003-2008), MMHC Investment LLC; Director (2004-2008), Jefferies Finance LLC; Director (1999-2008), SAAR Holdings CDO Limited; and Member of Advisory Board (2004-2008), MassMutual High Yield Partners II, LLC; and Director (since 2009), OppenheimerFunds, Inc.

Executive Vice Presidents

ROBERT CASALE, Executive Vice President

Executive Vice President (since April 2010), Senior Vice President (2009-2010), Chief Information Officer and Head of Enterprise Technology Organization (since 2008), Corporate Vice President (2007-2009), Vice President (2006-2007), Assistant Vice President (2005-2006), MassMutual; Board Member (since 2009), United Way of Pioneer Valley.

M. TIMOTHY CORBETT, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since May 2011), MassMutual; Chief Investment Officer and Head of the Pension Fund Management Division of the Office of the State Treasurer, Connecticut Retirement Plans and Trust Funds (August 2009-May 2011), State of Connecticut; Head of Fixed Income (July 2008-April 2009), McMorgan & Company, San Francisco, California; Managing Director and Head of Asset Management (2002-July 2008), Hartford Investment Management Company, Hartford, Connecticut; Head of Portfolio Management, Investment Management (1996-2002), Aetna, Inc., Hartford, Connecticut; Chartered Financial Analyst; Fellow of the Society of Actuaries; President Elect of the Board of Governors (2011) and Chairman (since 2007), Finance and Audit Committee, Hill-Stead Museum; Director (since 2009) and Chairman (since 2010), Audit Committee, YMCA of Greater Hartford; and Member of Advisory Board (2000-2002; 2005-2008), Institutional Investor’s Fixed Income Forum.

MICHAEL R. FANNING, Executive Vice President and Head of U.S. Insurance Group

Executive Vice President and Head of U.S. Insurance Group (since December 2008), Senior Vice President and Chief Operating Officer, U.S. Insurance Group (2006-December 2008), MassMutual; Director (since 2009), C.M. Life Insurance Company; Director (since 2009), MML Bay State Life Insurance Company; Chairman (since 2007), Chief Executive Officer (since December 2008), President (2007-2008) and Member (since 2008) Audit and Executive Committees, MML Investors Services, LLC; Member Representative, MassMutual (since 2009), Member Representative, MassMutual Holding LLC (since 2009), and Insurance Operations Superviser (since 2010), MML Distributors, LLC; Director (since 2007), MML Insurance Agency, Inc.; and Vice President, Individual Business (1998-2006), MetLife, Inc.

DEBRA A. PALERMINO, Executive Vice President

Executive Vice President (since April 2010), Senior Vice President (September 2007-March 2010), Corporate Vice President (February 2006-September 2007), MassMutual; Committee Member, Women’s Amateur Public Links Committee (January 2004-November 2009), U.S. Golf Association; President, Board of Directors (January 2005-January 2007), YWCA of Greater Hartford; Senior Vice President, Board of Directors (October 2004-October 2006), CT Women’s Golf Association.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), Executive Vice President, General Counsel and Secretary (July 2008-March 2009), MassMutual; Director (since 2008), Executive Vice President and General Counsel (since 2008), C.M. Life Insurance Company; Director (since 2008), Executive Vice President and General Counsel (since 2008), MML Bay State Life Insurance Company; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Associate Secretary (since 2009), MassMutual Holding LLC; Director (since 2006), MassMutual Holding MSC, Inc.; Director (since 2006), MML Financial, LLC; and Director (since 2006), Oppenheimer Acquisition Corp.

MICHAEL T. ROLLINGS, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2006), Senior Vice President (2004-2006) and Deputy Chief Financial Officer (2004-2006), MassMutual; Member of the Board of Managers and Chairman, Audit Committee, Babson Capital Management LLC; Director (since 2008), Executive Vice President (since 2003), MassMutual Holding LLC; Director (since 2004) and Member (since 2005), Audit, Compensation and Executive Committees, MML Assurance, Inc.; Manager (since 2004), MML Financial, LLC; Manager (since 2004), MML Investment Products, LLC; Director (since 2005), Tremont Group Holdings, Inc. (formerly known as Tremont Capital Management, Inc.); Director (since 2006) and Member (since 2007), Audit Committee, MML Investors Services, LLC; Director (2006-2008), MMHC Investment LLC; Director (since 2005) and Member, Executive Committee, MassMutual Asia Limited; Director (since 2005), MassMutual Holdings (Bermuda) Limited; Director (since 2005), and Member, Audit Committee, Oppenheimer Acquisition Corp.; Director (since 2006) and Member, Audit Committee, Cornerstone Real Estate Advisers LLC; Chairman and Chief Executive Officer (since 2009) and Director (since 2006), MassMutual Capital Partners LLC; President (since 2009) and Director (since 2006), MassMutual International Holding MSC, Inc.; President (since 2007) and Director (since 2006), 9048-5434 Quebec Inc.; Director (since 2006) and Member, Audit Committee, MassMutual International LLC; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Director (2006-2008), MassMutual Benefits Management, Inc; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), C.M. Life Insurance Company; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), MML Bay State Life Insurance Company; Non-Executive Director (since 2007), Baring Asset Management Limited; Director (since 2009), OppenheimerFunds, Inc.; and Director (since 2010) and Member, Executive and Audit Committees, The MassMutual Trust Company, FSB.

ELAINE A. SARSYNSKI, Executive Vice President

Executive Vice President (Retirement Services Division) (since February 2008), Executive Vice President and Chief Administrative Officer (June 2005-February 2008), Senior Vice President and Chief Administrative Officer, Community Relations, Corporate Communications, Corporate Human Resources and Corporate Services (September 2005-June 2006), MassMutual; Chairman (since September 2008), Chief Executive Officer (since 2006), President (July 2006-September 2008) and Member, Compensation Committee, MassMutual International LLC; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Asia Limited; Director (since 2006), MassMutual Assignment Company; Chairman and Director (since 2006), MassMutual Europe, S.A.; Director (since 2007), MassMutual Global Wealth Management Limited; Chairman and Chief Executive Officer (since 2010), MassMutual International Holding MSC, Inc.; Director (since 2006), MassMutual Life Insurance Company (Japan); Chief Executive Officer, President and Springfield OSJ Supervisor (since 2009), MML Distributors, LLC; Director (since 2008), MassMutual Holding LLC; Retirement Services Superviser (since 2009), Director (since 2005), Member (since 2005), Executive Committee and Member (since 2006), Audit Committee, MML Investors Services, LLC; and Director (since 2006), MassMutual Mercuries Life Insurance Company.

ELIZABETH A. WARD, Executive Vice President and Chief Enterprise Risk Officer

Executive Vice President (since 2011), Chief Enterprise Risk Officer (since 2007), and member of MassMutual’s Executive Leadership Team (since 2009), MassMutual; Director (since 2010) and Member (since 2010), Investment Committee, The MassMutual Trust Company, FSB; Director (since 2009), MassMutual International LLC; Director (since 2009), Oppenheimer Acquisition Corp.; and Director (since 2009), OppenheimerFunds, Inc.

(b) The Investment Subadvisers:

BABSON CAPITAL MANAGEMENT LLC (“BABSON CAPITAL”)

Babson Capital is the subadviser to certain series of the Trust. The directors and executive officers of Babson Capital, their positions with Babson Capital, and their other principal business affiliations and business experience for the past two years are listed below. David L. Babson & Company, Inc. (“DLB”), a Delaware company, changed its corporate form to a Delaware limited liability company and renamed itself Babson Capital Management LLC (Babson Capital) effective July 1, 2004. Years of experience at Babson Capital include years of experience at DLB. The date the executive officers and directors acquired their titles with Babson Capital reflects the date they first acquired the corresponding titles with DLB. The addresses of the offices of Babson Capital, and unless otherwise stated, each director and executive officer, are Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208 and 1500 Main Street, Springfield, Massachusetts, 01115.

Directors and Executive Officers

THOMAS M. FINKE, Chief Executive Officer, Chairman, Member of the Board of Managers and Managing Director.

Chief Executive Officer, Chairman, Member of the Board of Managers, Member Audit Committee, Member Senior Compensation Committee and Managing Director, Babson Capital Management LLC; Chief Investment Officer and Executive Vice President, Massachusetts Mutual Life Insurance Company; Member of the Board of Directors of Babson Capital Europe Limited; Member of the Board of Directors of Babson Capital Guernsey Limited; Director, Member of the Audit Committee and Member of the Compensation Committee, Cornerstone Real Estate Advisers LLC; Chairman, Chief Executive Officer and Director (since 2009), MassMutual Capital Partners LLC; Member of the Board of Directors of Scottish Re Group Limited; Manager, Loan Strategies Management, LLC; Manager, Credit Strategies Management LLC; Manager and Executive Vice President of Jefferies Finance, LLC; Executive Vice President and Manager, Jefferies Finance CP Funding LLC; Director, (2007-2009) Babson Capital Japan KK. Principal business address is 201 South College Street, Charlotte, NC 28244.

CLIFFORD M. NOREEN, President, Member of the Board of Managers and Managing Director.

President, Managing Director, Member of the Board of Managers and Member Audit Committee, (formerly Head of the Corporate Securities Group, and formerly Head of Babson Capital’s Investment Grade and High Yield Public Corporate Bond Group and Institutional Fixed Income Team), Babson Capital Management LLC; Chairman, Chief Executive Officer and Managing Director (since 2009), MMC Equipment Finance LLC; Chairman, Trustee (since 2009) and President, (2005-2009) MassMutual Corporate Investors (closed-end bond fund); Chairman, Trustee (since 2009) and President (2005-2009), MassMutual Participation Investors (closed-end bond fund); Director, MassMutual Corporate Value Limited; Director, MassMutual Corporate Value Partners Limited; President (since 2009) and Senior Vice President (1996-2009), HYP Management LLC; Manager, Blue Chip Multi-Strategy Management, L.L.C.; Chairman (since 2009), President (2005-2009) and Trustee, MMCI Subsidiary Trust; Chairman (since 2009), President (2005-2009) and Trustee, MMPI Subsidiary Trust; Director, Jefferies Finance LLC; Director (2006-2009), MassMutual Capital Partners, LLC; Director, Tower Square Capital Partners II Holdings 06-I, Inc; Manager, Winterset Management LLC.

DAVID J. BRENNAN, Vice Chairman and Member of the Board of Managers.

Vice Chairman and Member of the Board of Managers, Babson Capital Management LLC; Director (January-April 2010), Oppenheimer Acquisition Group; Director, Chief Executive Officer and Chairman, MassMutual Holdings (Bermuda) Limited; Chairman, Chief Executive and Director, Baring International Investment, Ltd.; Chairman, Chief Executive Officer and Director, Baring Asset Management, Ltd.; Chairman, Baring Asset Management, LLC.; Chairman, Baring Asset Management (Asia) Limited. Principal business address is 155 Bishopsgate, London EC2M 3XY GBR.

MICHAEL T. ROLLINGS, Member of the Board of Managers.

Member of the Board of Managers and Member, Audit Committee, Babson Capital Management LLC; Chief Financial Officer and Executive Vice President, Massachusetts Mutual Life Insurance Company; Director and Executive Vice President, MassMutual Holding LLC; Manager, MML Financial, LLC; Manager and Member of the Audit Committee, MML Investors Services, LLC; Director, President and Chief Executive Officer, MassMutual Funding LLC; Non-Executive Director, Baring Asset Management Limited; Director, MassMutual Holdings (Bermuda) Limited; Director and Member of the Audit Committee, Oppenheimer Acquisition Corp; Director and Member of the Audit Committee, Cornerstone Real Estate Advisers LLC; Director, MassMutual International Holding MSC, Inc.; President (since 2009), MassMutual Holding MSC, Inc; Director (2006-2009), 9048-5434 Quebec Inc.; Director (2005-2010), Tremont Group Holdings, Inc.; Director and Member of the Audit Committee, MassMutual International LLC; Member of the Board of Managers, HYP Management LLC; Director, MassMutual Assignment Company; Director, MassMutual Capital Partners LLC; Director, Executive Vice President and Chief Financial Officer, C.M. Life Insurance Company; Director, Executive Vice President and Chief Financial Officer, MML Bay State Life Insurance Company; Director, OppenheimerFunds, Inc.; Director and Member, Audit and Executive Committees (since 2010), The MassMutual Trust Company, FSB; Director and Member Executive Committee, MassMutual Asia Limited. Principal business address is 1295 State Street, Springfield, MA 01111.

MARY WILSON-KIBBE, Head of Fixed Income Team and Managing Director.

Managing Director, Babson Capital Management LLC; Senior Vice President, C.M. Life Insurance Company; Senior Vice President, MML Bay State Life Insurance Company; Vice President, HYP Management LLC; Vice President, MassMutual Corporate Investors; Vice President, MassMutual Participation Investors.

PAUL LENKEIT, Head of Quantitative Management Group and Managing Director.

Managing Director, Babson Capital Management LLC.

CHRISTOPHER A. DEFRANCIS, Co-General Counsel and Secretary and Managing Director.

Co-General Counsel, Secretary and Managing Director (since 2010), Counsel (2002-2010), Babson Capital Management LLC; Counsel (2001-2009), Massachusetts Mutual Life Insurance Company; Clerk and Secretary (since 2010), Babson Capital Securities LLC; Assistant Secretary, MassMutual Assignment Company; Assistant Secretary, MML Financial, LLC; Assistant Secretary, MassMutual Capital Partners LLC; Secretary, HYP Management LLC; Chief Counsel and Secretary, Invicta Advisors LLC; Vice President and Secretary (since 2010) and Associate Secretary (2008-2010), MassMutual Corporate Investors; Vice President and Secretary (since 2010) and Associate Secretary (2008-2010), MassMutual Participation Investors; Vice President and Secretary (since 2010) and Assistant Secretary (2009-2010), MMCI Subsidiary Trust; and Vice President and Secretary (since 2010) and Assistant Secretary (2009-2010), MMPI Subsidiary Trust; Assistant Secretary (2008-2010) Babson Global Macro Management LLC.

SHELDON M. FRANCIS, Co-General Counsel and Secretary.

Co-General Counsel and Secretary (since 2010), Counsel (2006-2010), Babson Capital Management LLC; Counsel (2006-2009), Massachusetts Mutual Life Insurance Company; Assistant Clerk and Assistant Secretary (since 2010), Babson Capital Securities LLC; and Vice President and Chief Legal Officer (since 2010), MMC Equipment Finance LLC.

JAMES E. MASUR, Chief Financial Officer and Managing Director.

Chief Financial Officer, Chief Operating Officer (2005-2010), Chief Compliance Officer (2008-2009), and Managing Director, Babson Capital Management LLC; Director, Babson Capital Securities LLC; Chief Financial Officer, MMC Equipment Finance LLC; Director, Babson Capital Europe Limited; Director, Babson Capital Guernsey Limited; Chief Financial Officer, MassMutual Capital Partners LLC; Director, Cornerstone Real Estate Advisers Inc.

JOHN ROBBINS, Global Head of Compliance and Chief Compliance Officer.

Chief Compliance Officer and Managing Director (since 2009), Babson Capital Management LLC; Chief Compliance Officer (since 2009), MMC Equipment Finance LLC; Managing Director and Global Head of Compliance (2008-2009), AIG Investments.

PAUL THOMPSON, Chief Operating Officer and Managing Director.

Chief Operating Officer (since 2010), and Managing Director, Babson Capital Management LLC; Closing Manager, Jefferies Finance LLC; Executive Vice President and Closing Manager, Jefferies Finance CP Funding LLC.

BARING INTERNATIONAL INVESTMENT LIMITED (“BARING”)

Baring International Investment Limited (“Baring”), an indirect wholly owned subsidiary of MassMutual, located at 155 Bishopsgate, London EC2M-3XY, manages the investments of the International Bond Fund, Focused International Fund and Strategic Emerging Markets Fund. Baring is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management, Inc., the “BAM Group”). The directors and executive officers of Baring, their positions with Baring, and their other principal business affiliations and business experience for the past two years are listed below.

Directors of Baring

Current Statutory Director/Officer Name	Position Held	Date of Appointment
David John Brennan	Chief Executive Chairman Director	30.05.03 01.07.02 30.05.97

George Henry Harvey	Director	01.01.02

Marino Valensise	Director	01.10.07

Christopher Gerald Biggins	Director	05.06.08

Sandra Ngozi Okoro	Director	05.06.08

Laura Anne Ahto	Director	01.02.10
Baring Investment Services Limited	Company Secretary	04.11.94

Other Directorships

David Brennan

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
MassMutual Holdings (Bermuda) Limited	Bermuda	36177	31.3.05	Chairman, Director

Babson Capital Management LLC [this company does not have a Board of Directors-it has a Board of Managers]	Delaware, USA		30.3.05	Vice Chairman & Member of the Board of Managers

Baring Asset Management (Asia) Limited	Hong Kong, China	148349	06.12.02	Chairman, Director

Baring Asset Management Limited	Great Britain	2915887	30.5.03 01.07.02 11.08.97 to 30.04.02 01.06.94	Chief Executive Chairman Chief Executive Director

Baring Asset Management, Inc	USA	042429117	31.12.97	Chairman

The Asia Pacific Fund Inc	USA	N/A	11.05.90	Director

George Harvey

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Asset Management Limited	Great Britain	2915887	01.01.02	Director

Baring Fund Managers Limited	Great Britain	941405	01.01.02	Director

Christopher Gerald Biggins

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Fund Managers Limited	Great Britain	941405	26.10.06	Director

Sandra Ngozi Okoro

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Investment Services Limited	Great Britain	2259590	24.05.07	Company Secretary

MassMutual Baring Holding LLC	USA		24.03.09	Secretary

Marino Valensise

Company	Country of Incorporation	Registration Number	Date of Appointment	Position Held
Baring Asset Management Limited	Great Britain	2915887	01.10.07	Director

OPPENHEIMERFUNDS, INC. (“OFI”)

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Senior Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Treasurer of OppenheimerFunds Distributor, Inc.; Vice President of OFI Institutional Asset Management, Inc. and OFI Trust Company

Patrick Adams Vice President	None

Robert Agan, Senior Vice President	Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Obianyo Akunwafor, Assistant Vice President	None.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.

Ramesh Allu, Vice President	Formerly VP of Business Solutions at Equant Solutions (July 2008 – July 2010).

Michael Amato, Vice President	None

Nicole Andersen, Assistant Vice President	None

Konstantin Andreev, Assistant Vice President	None

Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007– April 2009).

Janette Aprilante, Vice President & Secretary	Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Daryl Armstrong, Vice President	None

Hany S. Ayad, Vice President	None

Paul Aynsley, Vice President	None

James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Robert Baker, Vice President	None

John Michael Banta, Assistant Vice President	None

Michael Barnes, Assistant Vice President	None

Adam Bass, Assistant Vice President	None

Kevin Baum, Senior Vice President	None

Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.

Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Emanuele Bergagnini, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.

Robert Bertucci, Assistant Vice President: Rochester Division	None

Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.

Adam Bierstedt, Assistant Vice President	Formerly a manager in the Business Controller Group at OppenheimerFunds, Inc. (February 2006 – January 2010).

Craig Billings, Vice President	None

Mark Binning, Assistant Vice President	None

Donal Bishnoi, Assistant Vice President	None

Beth Bleimehl, Assistant Vice President	None

Lisa I. Bloomberg, Senior Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.

Veronika Boesch, Vice President	None

Chad Boll, Vice President	None

Michelle Borre Massick, Vice President	None

Lori E. Bostrom, Senior Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.

John Boydell, Vice President	None

Richard Britton, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Jack Brown, Vice President	None

Roger Buckley, Assistant Vice President	None

Joy Budzinski, Vice President	None

Carla Buffulin, Assistant Vice President	None

Stephanie Bullington, Vice President	None

Julie Burke, Vice President	None

Mark Burns, Vice President	None

JoAnne Butler, Assistant Vice President	None

Christine Calandrella, Assistant Vice President	None

Michael Camarella, Assistant Vice President	None

Debra Casey, Vice President	None

Herman Chan, Vice President	None

Ronald Chibnik, Vice President	None

Patrick Sheng Chu, Assistant Vice President	None

Jennifer Clark, Assistant Vice President	Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None

Thomas Closs, Assistant Vice President	None

David Cole, Assistant Vice President	None

Tamara Colorado, Vice President	None

Eric Compton, Vice President	None

Scott Cottier, Vice President: Rochester Division	None

William Couch, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.

Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.

Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company.

Lisa Crotty, Assistant Vice President	None

Jerry Cubbin, Vice President	Formerly a Consultant at National Australia Bank, (May 2009 – October 2009), and a Consultant at Magnitude Capital, (November 2008 – May 2009).

George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Kevin Dachille, Vice President	None

Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.

John Damian, Senior Vice President	None

Robert Dawson, Assistant Vice President	None

John Delano, Vice President	None

Madeline Delianides, Vice President	None

Kendra Delisa, Assistant Vice President	None

Alessio de Longis, Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009).

Brendan Deasy, Vice President	None

Damaris De Los Santos, Assistant Vice President	None

Richard Demarco, Assistant Vice President	None

Mark Demitry, Vice President	None

Robin Dey, Vice President	None

Craig P. Dinsell, Executive Vice President	None

Randall C. Dishmon, Vice President	None

Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.

Alicia Dopico, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).

Thomas Doyle, Assistant Vice President	None

Robert Dunphy, Assistant Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).

Brian Dvorak, Vice President	None

Taylor Edwards, Vice President & Associate Counsel	None

Peter Elder, Vice President	None

Peter Ellman, Assistant Vice President	None

Christopher Emanuel, Vice President	None

Daniel R. Engstrom, Vice President	None

James Robert Erven, Assistant Vice President	None

Dana Espinel, Assistant Vice President	Senior Meetings Events Manager at Wolters Kluwer (May 2007 – October 2010)

George R. Evans, Senior Vice President & Director of Equities	None

Kathy Faber, Assistant Vice President	None

David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.

Matthew Farkas, Vice President and Associate Counsel	None

Kristie Feinberg, Vice President and Assistant Treasurer	Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

Emmanuel Ferreira, Vice President	None

Steven Fling, Assistant Vice President	None

Colleen M. Franca, Vice President	None

Debbie Francis, Assistant Vice President	Previously employed at OppenheimerFunds, Inc (August 2007 – August 2009).

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Dominic Freud, Vice President	None

Marcus Franz, Vice President	None

Arthur Gabinet, Executive Vice President and General Counsel	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010 – December 2010); Principal, The Vanguard Group (November 2005 – April 2010).

Hazem Gamal, Vice President	None

Charles Gapay, Assistant Vice President	None

Anthony W. Gennaro, Jr., Vice President	Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.)

Timothy Gerlach, Assistant Vice President	None

Charles Gilbert, Assistant Vice President	None

Alan C. Gilston, Vice President	None

Edward Gizzi, Vice President and Assistant Counsel	Associate at Willkie Farr & Gallagher, LLP (February 2006 – October 2010).

William F. Glavin, Jr., Chairman, Chief Executive Officer, President and Director	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group; President and Management Director of Oppenheimer Acquisition Corp.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Jill E. Glazerman, Senior Vice President	None

Kevin Glenn, Assistant Vice President	None

Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009).

Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.

Robert B. Grill, Senior Vice President	None

Samuel Groban, Assistant Vice President	None

Selin Gulcelik, Vice President	None

Marilyn Hall, Vice President	None

Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 – September 2009).

Kelly Haney, Assistant Vice President	None

Jason Harubin, Assistant Vice President	None

Steve Hauenstein, Assistant Vice President	None

Molly Hausmann, Assistant Vice President	None

Thomas B. Hayes, Vice President	None

Heidi Heikenfeld, Assistant Vice President	None

Lori Heinel Senior Vice President	Formerly a managing director and head of investment solutions at Citi Private Bank

Philipp Hensler, Executive Vice President	Formerly CEO, Chairman and Managing Director at DWS Investment Distributors, Inc.; Director, CEO and Chairman of OppenheimerFunds Distributor, Inc. (since March 2010).

Kenneth Herold, Assistant Vice President	None

Benjamin Hetrick, Assistant Vice President	None

Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Dorothy F. Hirshman, Vice President	None

Daniel Hoelscher, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Craig Holloway, Assistant Vice President	None

Lucienne Howell, Vice President	None

Brian Hourihan, Senior Vice President & Deputy General Counsel	Assistant Secretary of OFI Trust Company, Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Jason Hubersberger, Vice President	None

Douglas Huffman, Assistant Vice President	None

Margaret Hui, Vice President	None

Dana Hunter, Assistant Vice President	None

John Huttlin, Vice President	Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

Kelly Bridget Ireland, Vice President	None

Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary	Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None

Lisa Kadehjian, Assistant Vice President	None

Rezo Kanovich, Vice President	None

Amee Kantesaria, Vice President, Assistant Secretary and Assistant Counsel	None

Cem Karacadag, Vice President	None

Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Sean Keller, Vice President	None

James Kennedy, Senior Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
John Kiernan, Vice President & Associate Counsel	None

Robert Kinsey, Vice President	None

Audrey Kiszla, Vice President	None

Daniel Kohn, Vice President	None

Samuel Koren, Vice President and Deputy General Counsel	None

Martin S. Korn, Senior Vice President	None

Michael Kotlarz, Vice President	None

Brian Kramer, Vice President	None

Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 – May 2009).

Alexander Kurinets, Assistant Vice President	None

Gloria LaFond, Assistant Vice President	None

Lisa Lamentino, Vice President	None

Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (October 2006 – May 2009).

Gayle Leavitt, Assistant Vice President	None

John Lech, Assistant Vice President	None

Johnny C. Lee, Vice President & Assistant Counsel	Formerly Vice President at Morgan Stanley Investment Management, Inc. (August 2006 – February 2009).

Victor Lee, Vice President	None

Young-Sup Lee, Vice President	None.

Randy Legg, Vice President & Associate Counsel	None

Michael Leskinen, Vice President	Formerly Senior Sector Analyst (December 2007 – February 2009).

Michael S. Levine, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Brian Levitt, Vice President	None

Justin Leverenz, Senior Vice President	None

William M. Levey, Assistant Vice President & Assistant Counsel	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).

Gang Li, Vice President	None

Shanquan Li, Vice President	None

Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.

Mitchell J. Lindauer, Vice President & Assistant General Counsel	None

William Linden, Vice President	None

Justin Livengood, Vice President	None

Christina Loftus, Vice President	None

David P. Lolli, Assistant Vice President	None

Daniel G. Loughran, Senior Vice President: Rochester Division	None

Misha Lozovik, Vice President	None

Dongyan Ma, Assistant Vice President	None

Dana Mangnuson, Assistant Vice President	Formerly a Marketing Manager at OppenheimerFunds, Inc.

Daniel Martin, Assistant Vice President	None

Kenneth Martin, Vice President	Formerly a Compliance Officer at Merrill Lynch & Co. (May 2007 – August 2009).

Melissa Mazer, Vice President	None

Neil McCarthy, Vice President	None

Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.

Joseph McDonnell, Vice President	None

Annika McGovern, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Joseph McGovern, Vice President	None

William McNamara, Vice President	None

Michael Medev, Assistant Vice President	None

Krishna Memani, Senior Vice President and Director of Fixed Income	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).

Jay Mewhirter, Vice President	None

Andrew J. Mika, Senior Vice President	None

Jan Miller, Assistant Vice President	None

Scott Miller, Vice President	None

Rejeev Mohammed, Assistant Vice President	None

David Moore, Vice President	None

Sarah Morrison, Assistant Vice President	None

Jill Mulcahy, Vice President: Rochester Division	None

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.

Thomas J. Murray, Vice President	None

Christina Nasta, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Amie Nelson, Vice President	None

Derek Newman, Vice President and Assistant Counsel	Formerly an associate at Dechert LLP

Paul Newman, Assistant Vice President	None

James B. O’Connell, Assistant Vice President	None

Matthew O’Donnell, Vice President	None

Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.

Tony Oh, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Kristina Olson, Senior Vice President	None

Kristin Pak, Vice President	None

Lerae A. Palumbo, Assistant Vice President	None

Kim Pascalau, Assistant Vice President	None

Robert H. Pemble, Vice President	None

Lori L. Penna, Vice President	None

Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.

Marmeline Petion-Midy, Assistant Vice President	None

David Pfeffer, Executive Vice President, Chief Financial Officer, Treasurer & Director	Executive Vice President and Director of OFI Institutional Asset Management, Inc.; Management Director and Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004; Director of OppenheimerFunds Distributor, Inc. as of December 2009.

James F. Phillips, Senior Vice President	None

Gary Pilc, Vice President	None

Christine Polak, Vice President	None

Sergei Polevikov, Assistant Vice President	None

Jeffrey Portnoy, Assistant Vice President	None

Stacy Pottinger, Vice President	None

Christopher Proctor, Vice President	None

Ellen Puckett, Assistant Vice President	None

Jodi Pullman, Assistant Vice President	None

Paul Quarles, Assistant Vice President	None

Michael E. Quinn, Vice President	None

Julie S. Radtke, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Benjamin Ram, Vice President	Sector manager at RS Investment Management Co. LLC (October 2006 – May 2009) and Portfolio Manager Mid Cap Strategies.

Norma J. Rapini, Assistant Vice President: Rochester Division	None

Amber Reilly, Assistant Vice President	Manager (October 2008 – May 2009) at Newsday Media Group.

Barbara Reinhard, Senior Vice President	Formerly deputy Chief Investment Strategist at Morgan Stanley Smith Barney.

Jill Reiter, Assistant Vice President	None

Maria Ribeiro De Castro, Vice President	None

Grace Roberts, Vice President	None

Benjamin Rockmuller, Vice President	None

Antoinette Rodriguez, Vice President	None

Lucille Rodriguez, Assistant Vice President	None

Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company

Stacey Roode, Senior Vice President	None

Erica Rualo, Vice President	None

Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.

Gerald Rutledge, Vice President	None

Sean Ryan, Assistant Vice President and Assistant Counsel	None

Rohit Sah, Vice President	None

Gary Salerno, Assistant Vice President	None

Valerie Sanders, Vice President	None

Carlos Santiago Assistant Vice President	None

Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.

Mary Beth Schellhorn, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Ellen P. Schoenfeld, Vice President	None

Patrick Schneider, Assistant Vice President	None

Scott A. Schwegel, Assistant Vice President	None

Allan P. Sedmak, Assistant Vice President	None

Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).

Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.

Asutosh Shah, Vice President	None

Kamal Shah, Vice President	None

Tammy Sheffer, Vice President	None

Richard Shepley, Vice President	Managing Director at Deutsche Asset Management (January 1998 – March 2010).

William Sheppard, Vice President	None

Mary Dugan Sheridan, Vice President	None

Nicholas Sherwood, Assistant Vice President	None

Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999 – 2009).

David C. Sitgreaves, Assistant Vice President	None

Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).

Louis Sortino, Vice President: Rochester Division	None

Keith J. Spencer, Senior Vice President	None

Brett Stein, Vice President	None

Richard A. Stein, Vice President: Rochester Division	None

Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer	Director and Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Jennifer Stevens, Vice President	None

Benjamin Stewart, Assistant Vice President	None

Wayne Strauss, Vice President	None

Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.

Agata Strzelichowski, Assistant Vice President	None

Amy Sullivan, Assistant Vice President	None

Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Kanishka Surana, Vice President	Partner and Director of Analytics at Ogilvy and Mather (May 2009 – July 2010); Manager at Gerson and Lehrman Group (October 2007 – May 2009).

Kelly Thomas, Assistant Vice President	None

Matthew Torpey, Assistant Vice President	None

Melinda Trujillo, Vice President	None

Leonid Tsvayg, Assistant Vice President	None

Keith Tucker, Vice President	None

Angela Uttaro, Vice President: Rochester Division	None

Julie Van Cleave, Vice President	Formerly managing director at Deutsche Asset Management (December 2002 through February 2009).

Mark S. Vandehey, Senior Vice President & Chief Compliance Officer	Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None

Nancy Vann, Vice President & Associate Counsel	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 – May 2009).

Rene Vecka, Assistant Vice President: Rochester Division	None

Elaine Villas Assistant Vice President	None

Ryan Virag, Assistant Vice President	None

Jake Vogelaar, Assistant Vice President	None

Phillip F. Vottiero, Senior Vice President	None

Mark Wachter, Vice President	None

Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.

Eliot Walsh, Assistant Vice President	None

Richard Walsh, Vice President	Vice President of OFI Private Investments.

Samuel Wang, Vice President	Director (January 2010 – October 2010) and Vice President (November 2005 – December 2009) of Global Communications and Public Affairs at Citigroup, Inc.

Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company.

Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Margaret Weaver, Vice President	None

Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler, Vice President: Rochester Division	None

Adam Weiner, Vice President	None

Christine Wells, Vice President	None

Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation.

Adam Wilde, Assistant Vice President	None

Troy Willis, Vice President, Rochester Division	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Mitchell Williams, Vice President	None

Martha Willis, Executive Vice President	Formerly Executive Vice President of Investment Product Management at Fidelity Investments; Director of OFI Private Investments Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Brian W. Wixted, Senior Vice President	Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.

Oliver Wolff, Assistant Vice President	None

Caleb C. Wong, Vice President	None

Sookhee Yee, Assistant Vice President	Vice President at Merrill Lynch Bank and Trust, FSB (February 2002 – May 2009).

Edward C. Yoensky, Assistant Vice President	None

Geoff Youell, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Robert G. Zack, Executive Vice President	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (from March 2002 to December 2010) of the Manager; General Counsel of the Distributor (from December 2001 to December 2010); General Counsel of Centennial Asset Management Corporation (from December 2001 to December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (from December 2001 to December 2010); Assistant Secretary (from September 1997 to December 2010) and Director (from November 2001 to December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (from December 2002 to December 2010); Director of Oppenheimer Real Asset Management, Inc. (from November 2001 to December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (from December 2001 to December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (from November 2001 to December 2010); Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); Vice President OppenheimerFunds Legacy Program (from June 2003 to December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (from November 2001 to December 2010).

Anna Zatulovskaya, Assistant Vice President	None

Sara Zervos, Vice President	None

Ronald Zibelli, Jr. Vice President	None

Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 – May 2009)

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

(“OFI INSTITUTIONAL”)

OFI Institutional Asset Management, Inc. (“OFI Institutional”), an indirect majority-owned subsidiary of MassMutual, located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, manages certain series of the Trust. OFI Institutional is a direct, wholly owned subsidiary of OppenheimerFunds, Inc. The directors and executive officers of OFI Institutional and their positions with OFI Institutional are listed below.

Name and Current Position with OFI Institutional Asset Management, Inc.	Other Business and Connections During the Past Two Years

Amy Adamshick, Vice President	None

Robert Agan, Senior Vice President	Senior Vice President of OppenheimerFunds, Inc., Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Vice President of Centennial Asset Management Corporation and OFI Private Investments Inc.

Janette Aprilante, Secretary	Secretary of Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program and OFI Private Investments Inc. Assistant Secretary of OFI Trust Company. Vice President and Secretary of OppenheimerFunds, Inc.

Marc Baylin	Vice President of OppenheimerFunds, Inc.

Richard Betts Vice President	None

Rajeev Bhaman, Vice President	Vice President of OppenheimerFunds, Inc.

Emanuele Bergagnini, Assistant Vice President	Vice President of OppenheimerFunds, Inc.

Christine Carballo, Assistant Vice President	None

Geoffrey Crumrine, Assistant Vice President	None

John Damian, Vice President	Vice President of OppenheimerFunds, Inc.

David Foxhoven, Senior Vice President	Senior Vice President of OppenheimerFunds, Inc.; Vice President of HarbourView Asset Management Corporation; Assistant Vice President of OppenheimerFunds Legacy Program

Blake Gall, Vice President	Vice Chairman and Director of Trinity Investment Management Corporation

Anthony W. Gennaro, Jr. Vice President	Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.) Vice President of OppenheimerFunds, Inc.

James Glover, Vice President	Vice President of Trinity Investment Management Corporation

Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009). Senior Vice President of OppenheimerFunds, Inc.

Shawn Hogan, Assistant Vice President	None

Joseph Higgins, Vice President	Vice President of OppenheimerFunds, Inc., and OFI Private Investments Inc.

Benjamin Holmes, Assistant Vice President	None

Brian Hourihan, Assistant Secretary	Vice President and Deputy General Counsel of OppenheimerFunds, Inc.; Assistant Secretary of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc. and Trinity Investment Management Corporation. Formerly Vice President and Senior Counsel at Massachusetts Financial Service Company (June 2004 – March 2006).

John Huttlin, Senior Vice President	Vice President of OppenheimerFunds, Inc.; Director of OppenheimerFunds International Distributor Limited.

Lamar Kunes, Vice President	Treasurer of Trinity Investment Management Corporation

Christopher Leavy Senior Vice President	Executive Vice President and Chief Investment Officer of Equities of OppenheimerFunds, Inc.

Krishna Memani Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009). Senior Vice President of OppenheimerFunds, Inc.

Amy Mosser, Assistant Vice President	None

Neil McCarthy, Vice President	Vice President of OppenheimerFunds, Inc. and OFI Private Investments Inc.

Timothy Muffley, Vice President	None

Scott Martin, Assistant Vice President	None

Lori Proper, Vice President	Vice President of Trinity Investment Management Corporation

Benjamin Ram Vice President	Formerly a sector manager at RS Investment Management Co. LLC (October 2006 – May 2009) and Portfolio Manager Mid Cap Strategies. Vice President of OppenheimerFunds, Inc.

Raman Vardharaj Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 - May 2009). Vice President of OppenheimerFunds, Inc.

Jason Reuter, Assistant Vice President	Assistant Vice President of OppenheimerFunds, Inc.

David Risgin Assistant Vice President	Formerly at Meketa Investment Group prior to February 2007

David Schmidt, Vice President	Vice President of Trinity Investment Management Corporation

Steven Snyder, Vice President	None

Arthur Steinmetz, Vice President	Senior Vice President of OppenheimerFunds, Inc. and HarbourView Asset Management Corporation

Thomas Waters, Vice President	Formerly at Putnam Investments

Joseph Welsh Vice President	Senior Vice President of OppenheimerFunds, Inc. and Vice President of HarbourView Asset Management Corporation

Caleb Wong Vice President	Vice President of OppenheimerFunds, Inc.

Mitchell Williams, Vice President	Vice President of OppenheimerFunds, Inc.

Mark S. Vandehey, Chief Compliance Officer	Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company; Senior Vice President and Chief Compliance Officer of OppenheimerFunds, Inc.

Brian W. Wixted, Treasurer	Treasurer of OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of OppenheimerFunds, Inc.

Carol E. Wolf, Vice President	Senior Vice President of HarbourView Asset Management Corporation, Centennial Asset Management Corporation and OppenheimerFunds, Inc.; serves on the Board of the Colorado Ballet.

Robert G. Zack Senior Vice President & General Counsel	General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation; Executive Vice President and General Counsel of OppenheimerFunds, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc. and OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program.

Matthew P. Ziehl Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 - May 2009). Vice President of OppenheimerFunds, Inc.

Ronald Zibelli, Jr. Vice President	Vice President of OppenheimerFunds, Inc.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a) MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, Massachusetts 01111-0001, is the Trust’s principal underwriter. MML Distributors, LLC also serves as principal underwriter to MassMutual Select Funds, MML Series Investment Fund and MML Series Investment Fund II.

(b) The following are the names and positions of the officers and directors of MML Distributors, LLC:

Elaine A. Sarsynski, Chief Executive Officer, President and Springfield OSJ Supervisor (since 7/21/2009), MML Distributors, LLC; RS Supervisor (since 1/21/2009) and Director (since 11/10/2005), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chairman and Chief Executive Officer, MassMutual International LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michael Fanning, Member Representative (MassMutual and MassMutual Holding LLC (since 7/15/2009)) and Insurance Operations Supervisor (since 6/29/10), MML Distributors, LLC; Chairman of the Board and Chief Executive Officer (since 12/3/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President and Head of U.S. Insurance Group, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer (since 10/26/2006) and Secretary (since 10/26/2006), MML Distributors, LLC; Chief Legal Officer, Vice President, Associate General Counsel and Secretary (since 12/4/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer and Secretary (since 3/7/2005), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Susan Scanlon, Vice President (since 9/29/2009), MML Distributors, LLC; and Vice President, USIG Compliance, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Eric H. Wietsma, Vice President (since 12/9/2009), Retirement Services Supervisor (since 12/5/2006) and Fund Product Distribution Officer (since 12/21/2007), MML Distributors, LLC; and Senior Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Richard Zayicek, Vice President (since 04/27/11) and National Sales Supervisor (since 12/14/2010), MML Distributors, LLC, 200 Cape Cod Way, Mooresville, NC 28117; National Sales Supervisor (since 12/14/2010), MML Investors Services, LLC, 200 Cape Cod Way, Mooresville, NC 28117; and Sales Manager, USIG-National Sales, MassMutual, 200 Cape Cod Way, Mooresville, NC 28117.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 3/8/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Dupuis-Krause, Assistant Secretary (since 4/21/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Legal Specialist-Law, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Christine Peaslee, Assistant Secretary (since 5/15/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 7/14/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001 and Vice President, Corporate Secretary and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William H. McCauley, Jr., Chief Financial Officer and Treasurer (since 9/16/2009) and Assistant Vice President (since 12/21/2007), MML Distributors, LLC; Chief Financial Officer, Treasurer and Assistant Vice President (since 9/16/2009), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Treasurer and Financial Operations Principal (since 9/16/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors, LLC; Assistant Treasurer (since 11/29/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Treasurer (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Associate Treasurer, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (since 11/28/2001), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, Corporate Tax, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna Watson, Cash and Trading Supervisor (since 5/20/2006) and Assistant Treasurer (since 5/20/2006), MML Distributors, LLC; and Director-RS Fund Operations, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Barbara Upton, Chief Compliance Officer (since 8/19/2009) and Assistant Vice President (since 3/26/2009), MML Distributors, LLC; and Assistant Vice President (Retirement Services-Compliance), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kathy Rogers, Continuing Education Officer (since 2/27/2006), MML Distributors, LLC; and Continuing Education Officer (since 3/14/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001.

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Director-USIG Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mark Larose, Registration Manager (since 11/10/2009), MML Distributors, LLC; Co-Chief Operations Officer (since 1/6/2009), Assistant Vice President (since 10/20/2009), and Registration Manager (since 9/16/2009), and Call Center Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 9/16/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, USIG-Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Domenic Luppino, Chief Technology Officer (since 4/27/2011), MML Distributors, LLC; Vice President (since 4/18/11), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Business and Technology Solutions, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Melissa Millan, USIG Product/Sales Supervisor (since 10/21/2008), MML Distributors, LLC; Director (since 5/3/2007) and Variable Life Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Senior Vice President, USIG, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Richard J. Byrne, Variable Annuity Supervisor and Variable Annuity Product Distribution Officer (since 11/10/2009), MML Distributors, LLC; Variable Annuity Product Distribution Officer (since 10/20/2009) and Variable Annuity Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Annuity Products, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Amy Ferrero, Variable Life Product Distribution Officer and Executive Benefits Product Distribution Officer (since 6/29/2010), MML Distributors, LLC; Variable Life Product Distribution Officer and Executive Benefits Product Distribution Officer (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Product Management, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Michele White, Enfield OSJ Supervisor (since 11/10/2009), MML Distributors, LLC; Insurance Operations Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Service and Operations, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, Massachusetts 01111-0001.

(c) Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are kept by the Registrant, MassMutual, Babson Capital, OFI, OFI Institutional and Baring at their respective principal business offices as follows:

(Declaration of Trust and Bylaws)

MassMutual Premier Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Subadviser)

Babson Capital Management LLC

1500 Main Street

Springfield, Massachusetts 01115

and

470 Atlantic Avenue

Boston, Massachusetts 02210

(With respect to its services as Subadviser)

Baring International Investment Limited

155 Bishopsgate

London EC2M-3XY

(With respect to its services as Subadviser)

OppenheimerFunds, Inc.

2 World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

(With respect to its services as Subadviser)

OFI Institutional Asset Management, Inc.

2 World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

and, c/o State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(With respect to their services as counsel)

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

ITEM 34. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 35. UNDERTAKINGS.

(a) The assets of the offshore fund will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act, except to the extent that doing so is not possible or reasonably practicable in light of the fact that the offshore fund is not an investment company registered with the Commission under the Investment Company Act.

(b) The Fund will maintain duplicate copies of the offshore fund’s books and records within the United States for use by its service providers, and the Commission and its staff will have access to the books and records consistent with the requirement of Section 31 of the Investment Company Act and the rules thereunder.

(c) The offshore fund will designate its custodian as agent in the United States for service of process in any suit, action or proceeding before the Commission or any appropriate court, and the offshore fund will consent to the jurisdiction of the U.S. courts and the Commission over it.

NOTICE

A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant series of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 55 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 14th day of November, 2011.

MASSMUTUAL PREMIER FUNDS

By:	/s/ ERIC WIETSMA
Eric Wietsma
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 55 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 14th day of November, 2011.

Signature	Title

/s/ ERIC WIETSMA	President and Chief Executive Officer
Eric Wietsma

/s/ NICHOLAS H. PALMERINO	Chief Financial Officer and Treasurer
Nicholas H. Palmerino

*	Chairman and Trustee
Nabil N. El-Hage

*	Vice Chairman and Trustee
Elaine A. Sarsynski

*	Trustee
Maria D. Furman

*	Trustee
C. Ann Merrifield

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

(a)(31)	Amendment No. 30 to Agreement and Declaration of Trust

(a)(32)	Amendment No. 31 to Agreement and Declaration of Trust

(a)(33)	Form of Amended and Restated Agreement and Declaration of Trust

(a)(34)	Memorandum and Articles of Association of MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd.

(d)(76)	Investment Management Agreement between the Trust and MassMutual relating to the Barings Dynamic Allocation Fund

(d)(77)	Form of Investment Subadvisory Agreement with Baring International Investment Limited for Barings Dynamic Allocation Fund

(d)(78)	Form of Side Letter to Investment Subadvisory Agreement with Baring International Investment Limited

(d)(79)	Form of Investment Sub-Subadvisory Agreement with Baring International Investment Limited and Baring Asset Management LLC for Barings Dynamic Allocation Fund

(d)(80)	Investment Advisory Agreement with MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. and Baring International Investment Limited for MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd.

(d)(81)	Side Letter to Investment Advisory Agreement with MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. and Baring International Investment Limited

(d)(82)	Investment Subadvisory Agreement with Baring International Investment Limited and Baring Asset Management LLC for Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd.

(e)(2)	Schedule A to the Principal Underwriter Agreement

(g)(4)	Appendix A to the Custodian Agreement

(g)(5)	Custodian Agreement with MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. and State Street Bank and Trust Company

(h)(3)	Appendix A to the Transfer Agency Agreement

(h)(4)	Transfer Agency and Service Agreement between MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd. and State Street Bank and Trust Company

(h)(11)	Appendix A to the Sub-Administration Agreement

(h)(12)	Administration Agreement between State Street Bank and Trust Company and MassMutual Barings Cayman Global Dynamic Asset Allocation Fund I, Ltd.

(h)(17)	Expense Limitation Agreement

(h)(18)	Participation Agreement between iShares Trust, iShares, Inc., and iShares MSCI Russia Capped Index Fund, Inc. and the Trust for Barings Dynamic Allocation Fund

(h)(19)	Purchasing Fund Agreement between the PowerShares Exchange-Traded Fund Trust and the Trust for Barings Dynamic Allocation Fund

(h)(20)	Purchasing Fund Agreement between the PowerShares Exchange-Traded Fund Trust II and the Trust for Barings Dynamic Allocation Fund

(h)(21)	Purchasing Fund Agreement between the PowerShares Actively Managed Exchange-Traded Fund Trust and the Trust for Barings Dynamic Allocation Fund

(h)(22)	Purchasing Fund Agreement between the PowerShares India Exchange-Traded Fund Trust and the Trust for Barings Dynamic Allocation Fund

(h)(23)	Form of Acquiring Fund Agreement between Russell Exchange Traded Funds Trust and the Trust for Barings Dynamic Allocation Fund

(h)(24)	Form of Acquiring Fund Agreement between Russell Exchange Traded Funds Trust and the Trust for Barings Dynamic Allocation Fund

(h)(25)	Participation Agreement between the Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust and the Trust for Barings Dynamic Allocation Fund

(h)(26)	Purchasing Fund Agreement between SPDR® DOW Jones Industrial Average ETF Trust and SPDR® S&P 500® ETF Trust and the Trust for Barings Dynamic Allocation Fund

(h)(27)	Investing Fund Agreement between The Select Sector SPDR® Trust, SPDR® Index Shares Funds, and SPDR® Series Trust and the Trust for Barings Dynamic Allocation Fund

(h)(28)	12(d)(1) Investing Agreement between Vanguard Admiral Funds, Vanguard Bond Index Funds, Vanguard Index Funds, Vanguard International Equity Index Funds, Vanguard Scottsdale Funds, Vanguard Specialized Funds, Vanguard Star Funds, Vanguard Tax-Managed Funds, Vanguard Whitehall Funds, and Vanguard World Funds and the Trust for Barings Dynamic Allocation Fund

(i)(11)	Opinion of Counsel

(n)(1)	Amended and Restated Rule 18f-3 Plan

(p)(5)	Code of Ethics for Baring Asset Management LLC